As filed with the Securities and Exchange Commission on July 24, 2007
                                                Securities Act File No. 33-_____
                                       Investment Company Act File No. 811-02201

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

|X|  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     |_|  Pre-Effective Amendment No. ___

     |_|  Post-Effective Amendment No. ___

                                     and/or

|X|  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 4

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                              The Herzfeld Building
                                 P.O. Box 161465
                                 Miami, FL 33116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (305) 271-1900

                               Thomas J. Herzfeld
                     The Herzfeld Caribbean Basin Fund, Inc.
                              The Herzfeld Building
                                 P.O. Box 161465
                                 Miami, FL 33116

                                   Copies to:

Thomas J. Herzfeld                                      Joseph V. Del Raso, Esq.
The Herzfeld Building                                   Pepper Hamilton LLP
P.O. Box 161465                                         3000 Two Logan Square
Miami, FL 33116                                         18th and Arch Streets
                                                        Philadelphia, PA  19103

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                        Proposed Maximum     Proposed Maximum
 Title of Securities    Amount Being   Offering Price Per   Aggregate Offering       Amount of
   Being Registered      Registered        Share (1)             Price (2)       Registration Fee
---------------------   ------------   ------------------   ------------------   ----------------
Common Stock             3,375,112          $13.24               $44,686,478         1371.87

(1) Calculated pursuant to Rule 457(c) under the Securities Act of 1933 based upon the market price of $13.24 reported on the NASDAQ Capital Market on July 24, 2007. The subscription price per share will be set as a percentage of the average volume-weighted closing sale price at which the common stock trades on the NASDAQ Capital Market on the expiration date and the four preceding trading days.

(2)   Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. A registration statement relating to the Securities has been filed with the Securities and Exchange Commission but is not currently effective. We may not sell these securities until this registration statement is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer, solicitation or sale is not permitted.

                              SUBJECT TO COMPLETION

                 PRELIMINARY PROSPECTUS DATED JULY [____], 2007

                                   PROSPECTUS

                                1,687,556 Shares

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.

                                  Common Stock

                        Issuable Upon Exercise of Rights
                  to Subscribe for Such Shares of Common Stock

The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") is issuing non-transferable rights to its stockholders of record on [____], 2007 (the "Record Date"), entitling the holders of rights to subscribe for an aggregate of approximately 1,687,556 shares of the Fund's common stock (the "Offer"). Each stockholder of record on the Record Date will receive one right for each full share of the Fund's common stock owned on the Record Date. The rights will entitle the holders to purchase one share of the Fund's common stock, par value $0.001 per share ("Common Stock") for each right held, and stockholders of record on the Record Date who fully exercise their rights will be entitled to subscribe for additional shares of Common Stock ("Over-Subscription Shares") subject to the limitations set forth in this prospectus. The Over-Subscription Shares will be allocated pro rata to stockholders who over-subscribe based on the number of rights originally issued to them. The Fund may increase the number of shares of Common Stock subject to subscription by up to 100% of the shares, or up to an [____] additional shares of Common Stock, for an aggregate total of [____] shares of Common Stock.

The rights are non-transferable and, therefore, may not be purchased or sold. The Fund's Common Stock is listed, and the shares of Common Stock issued pursuant to this Offer will be listed on the NASDAQ Capital Market under the symbol "CUBA."

The Offer will expire at 5:00 p.m., Eastern Time, on [____], 2007 (the "Expiration Date"), unless extended as described herein. The Fund announced its intention to make the Offer on July [____], 2007. The net asset value ("NAV") per share of common stock at the close of business on July [____], 2007 and on [____], 2007 [ex-rights date] was $[____] and $[____], respectively, and the last reported sale price of a share of Common Stock on the NASDAQ Capital Market on those dates was $[____] and $[____], respectively.

The subscription price per share will be [__]% of the average volume-weighted closing sale price at which the Common Stock trades on the NASDAQ Capital Market on the Expiration Date and the four preceding trading days.

Once you subscribe for shares of Common Stock pursuant to the Offer and the Fund receives payment or guarantee of payment, you will not be able to change your investment decision.

The Fund is a non-diversified, closed-end management investment company organized in the State of Maryland on March 10, 1992. Its investment adviser is HERZFELD / CUBA, a division of Thomas J. Herzfeld Advisors, Inc. (the "Adviser"). The Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Adviser's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela. The Fund invests at least 80% of its total assets in a broad range of securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries. An investment in the Fund is not appropriate for all investors and should not constitute a complete investment program. No assurances can be given that the Fund's objective will be achieved.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

            Estimated Subscription                          Estimated Proceeds
                   Price(1)          Estimated Sales Load     to the Fund(2)
            ----------------------   --------------------   ------------------
Per Share                                   None

Total                                       None

As a result of the terms of the Offer, Stockholders who do not fully exercise their Rights, including the Over-Subscription Privilege described in the section of this Prospectus entitled "The Offer--Over-Subscription Privilege," will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer. The Offer will result in either a dilution or accretion of NAV for all Stockholders, whether or not they exercise some or all of their Rights, because the Subscription Price per Share may be less than or greater than the then-current NAV. The amount of dilution or accretion might be significant. See "Risk Factors and Special Considerations" on page [____] of this prospectus.

----------
      (1) Since the Subscription Price will not be determined until after printing and distribution of this prospectus, the Subscription Price above is estimated based on the closing price of a share of common stock of the Fund on [_, 2007] and applying the pricing formula set forth on the cover page of this prospectus and described below under "Subscription Price" (i.e., [_]% of the average volume-weighted closing sales price of the Fund's shares on the NASDAQ Capital Market on [_, 2007], and the four preceding trading days) (the "Estimated Subscription Price"). The average weighted closing sales price of a share the Fund's common stock on [_, 2007] was $______. See "Subscription Price" and "Payment For Shares" below.

      (2) Proceeds to the Fund before deduction of expenses incurred by the Fund in connection with the Offer which are estimated to be $_____. Amounts received by check prior to the final dueH date of this Offer will be deposited in a segregated interest-bearing account pending allocation and distribution of Common Stock. Interest on subscription monies will be paid to the Fund regardless of whether Common Stock is issued by the Fund.

The employees of the Fund's Adviser and the Directors and officers of the Fund may purchase Shares through the Primary Subscription and the Over-Subscription Privilege on the same terms as other Stockholders.

This prospectus sets forth concisely certain information about the Fund that a prospective investor should know before investing. Please read this prospectus carefully before investing and keep it for future reference. All subscription questions and inquiries relating to the Offer should be directed to State Street Bank and Trust Company, P.O. Box 642, Mail Code OPS22, Boston, MA 02116 or by calling the (617) 937-6870.

Copies of the Fund's Annual Report and Semi-Annual Report may be obtained, free of charge, upon request by writing to The Herzfeld Caribbean Basin Fund, P.O. Box 161465, Miami, FL 33116 or calling (800) TJH-FUND. Information about the Fund can be also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090 or toll free at (800) 732-0330. This information is also available on the EDGAR database on the SEC's internet site at: http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus as if the fund had authorized it. The fund is offering to sell, and seeking offers to buy, shares of common stock only in jurisdictions where offers and sales are permitted. . This prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the shares of common stock offered by this prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of common stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of common stock.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.............................................................1
    The Offer..................................................................1
    Important Terms of the Offer...............................................1
    Important Dates for the Offer..............................................2
    Key Elements of the Offer..................................................2
    Information Regarding the Fund.............................................5
    Information Regarding the Adviser and Custodian............................5
    Risk Factors and Special Considerations....................................5
    Fee Table..................................................................7
FINANCIAL HIGHLIGHTS...........................................................8
THE FUND......................................................................10
    Share Price Data..........................................................10
THE OFFERING..................................................................11
    Terms of the Offer........................................................11
    Purpose of the Offer......................................................12
    Subscription Price........................................................14
    Over-Subscription Privilege...............................................14
    Expiration of the Offer...................................................15
    Subscription Agent........................................................15
    Method of Exercising Rights...............................................15
    Payment for Shares........................................................15
    Delivery of Stock Certificates............................................17
    Foreign Restrictions......................................................17
    Federal Income Tax Consequences Associated With the Offer.................17
    Employee Plan Considerations..............................................18
USE OF PROCEEDS...............................................................18
RISK FACTORS AND SPECIAL CONSIDERATIONS.......................................19
    Dilution of Net Asset Value and Effect of Non-Participation in the Offer..19
    Discount From Net Asset Value.............................................19
    Risks of Investing in Caribbean Basin Countries...........................20
        Geographic Concentration Risk.........................................21
        Foreign Securities Risk...............................................21
        Foreign Economy Risk..................................................21
        Currency Risk.........................................................21
        Governmental Supervision and Regulation/Accounting Standards..........22
        Certain Risks of Holding Fund Assets Outside the United States........22
        Settlement Risk.......................................................23
        Emerging Markets Risk.................................................23
INVESTMENT OBJECTIVE AND POLICIES.............................................24
    Investment Policies - General.............................................24
    Special Leverage Considerations...........................................25
        Hedging Transactions..................................................25
        Forward Foreign Currency Exchange Contracts...........................26
        Options on Foreign Currencies.........................................26
        Futures Contracts.....................................................27
        Options on Securities and Options on Indices..........................27
    Repurchase Agreements.....................................................28
    Debt Securities...........................................................29
    Securities Lending........................................................29
    Portfolio Turnover........................................................30
    Investment Restrictions...................................................30
MANAGEMENT OF THE FUND........................................................31
    Board of Directors........................................................31

        Information About Directors and Officers..............................31
        Committees of the Board...............................................32
        Ownership of the Fund By Directors....................................33
    Investment Adviser and Portfolio Manager..................................34
        Investment Adviser....................................................34
        Portfolio Manager.....................................................34
    Investment Advisory Agreement.............................................35
    Benefit to the Adviser....................................................36
    Expenses of the Fund......................................................36
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................37
CODE OF ETHICS................................................................37
PROXY VOTING POLICIES AND PROCEDURES..........................................38
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS...............................38
DESCRIPTION OF COMMON STOCK...................................................38
    Share Repurchases and Tender Offers.......................................38
    Certain Provisions of Articles of Incorporation and Bylaws................40
DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN.......................41
TAXATION......................................................................43
    Federal Taxation of the Fund and its Distributions........................44
    Sales of Shares...........................................................46
    Backup Withholding........................................................47
    Other Tax Considerations..................................................47
DETERMINATION OF NET ASSET VALUE..............................................47
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND REGISTRAR...........48
LEGAL MATTERS.................................................................48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................48
FINANCIAL STATEMENTS..........................................................48
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

                               PROSPECTUS SUMMARY

This summary highlights some information that is described more fully elsewhere in this prospectus and is qualified in its entirety by the more detailed information included elsewhere in the prospectus. The summary may not contain all of the information that is important to you. To understand the Offer fully you should read the entire document carefully, including the risk factors.

The Offer

The Board of Directors of the Fund (the "Board") has determined that it is in the best interests of the Fund and its existing stockholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise. In addition, the Board believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs would be spread over a larger asset base. There can be no assurance, however, that an increase in the size of the Fund will lower the Fund's expense ratio. Also the Fund has had significant gains in NAV, and has realized gains. For the calendar year ended December 31, 2006, the Fund paid a large year-end distribution. In addition, the recent announcement that Florida East Coast Industries, currently the Fund's largest holding, will be acquired by Fortress Investment Group LLC could result in significant realized gains for the current calendar year ending December 31, 2007. Net realized gains of the Fund are required to be distributed to stockholders in order to maintain the Fund's status as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Accordingly, the Fund may be required to make a large distribution to shareholders to maintain its status as a regulated investment company, thereby reducing the net assets of the Fund. If successful, the Offer will allow the Fund to make the required distributions without causing a reduction in the amount of cash available for additional investment opportunities. The Board also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's common stock on the NASDAQ Capital Market. The Offer seeks to reward existing stockholders by giving them the right to purchase additional shares at a price below market without incurring any commission or other transaction charges. See "Purpose of the Offer."

At a Board meeting held on May 16, 2007, the Board discussed at length with the Adviser and counsel to the Fund the details of a proposed rights offering. At that meeting, the Board approved a non-transferable rights offering, the substantive terms of which would permit stockholders to acquire one new share of the Fund for each Right held (i.e., a one-for-one rights offering) for a subscription price equal to [____]% of the volume-weighted average market price of a share of common stock on the Expiration Date and the four immediately preceding trading days.

Important Terms of the Offer

Total number of shares of Common Stock
available for primary subscription:.......  1,687,556

Number of Rights you will receive for each
outstanding share of Common Stock you own
on the Record Date:.......................  One Right for every one Share *

Number of shares of Common Stock you
may purchase with your Rights at the
Subscription Price per share..............  One share for every one Right **

Subscription Price:.......................  [__]% of the average volume-weighted sales price per share of the Fund's
                                            Common Stock on the NASDAQ Capital
                                            Market on [____], 2007 and the four
                                            preceding trading days.

Estimated Subscription Price..............  $[____]

* The number of Rights to be issued to a stockholder on the Record Date will be rounded up to the nearest whole number of Rights; no fractional Rights will be issued.

** Stockholders will be able to acquire additional shares of Common Stock pursuant to an over-subscription privilege in certain circumstances.

Important Dates for the Offer

Record Date:..............................  [____], 2007

Subscription Period:......................  [____], 2007 to [____], 2007

Expiration Date and Pricing Date:.........  [____], 2007*

Subscription Certificate and
         Payment for Shares Due**.........  [____], 2007*

Notice of Guaranteed Delivery Due**.......  [____], 2007*

Final Payment for Shares (if any) Due***..  [____], 2007*

Confirmation Mailed to Participants.......  [____], 2007*

*     Unless the Offer is extended.

** Record Date Stockholders (defined below) exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with the estimated payment or (ii) a Notice of Guaranteed Delivery.

*** Additional amounts may be due at settlement for additional shares purchased upon exercising Rights because the Estimated Subscription Price may be less than the actual Subscription Price. See "The Offer -- Payment for Shares."

Key Elements of the Offer

One-for-One Offering..........   The Offer will give stockholders on the Record
                                 Date ("Record Date Stockholders") the right to purchase one share of Common Stock for every one Right received. For example, if you own 100 shares of common stock on the Record Date, you will receive 100 Rights entitling you to purchase 100 shares of Common Stock of the Fund. Stockholders may exercise all or some of their Rights. However, stockholders who do not exercise all of their Rights will not be able to participate in the Over-Subscription
                                 Privilege. See "Over-Subscription Privilege" below.

Non-Transferable Rights.......   The Rights issued in the Offer will be
                                 "non-transferable" and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value at the Expiration
                                 Date. The Rights will not be listed for trading on the NASDAQ Capital Market or any other securities exchange. However, the shares of Common Stock to be issued pursuant to the Offer will be listed for trading on the NASDAQ
                                 Capital Market, subject to the NASDAQ Capital
                                 Market being officially notified of the
                                 issuance of those shares.

Dilution/Non-Participation
  in Offer:...................   Record Date Stockholders who do not fully
                                 exercise their Rights including the
                                 Over-Subscription Privilege described in the section of this Prospectus entitled "The
                                 Offer-Over-Subscription Privilege," will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights. If the Subscription
                                 Price per Share is below the then current NAV per share, stockholders will experience an immediate dilution of the aggregate NAV of their Shares if they do not participate in the Offer and will experience a reduction in the NAV per share whether or not they participate in the Offer. In contrast, Stockholders who fully exercise their rights and over-subscribe benefit from a slight accretion to the value of their shares to the extent the non-subscribing stockholders fail to fully exercise their rights.The Fund cannot state precisely the extent of this dilution (if any) if stockholders do not exercise their Rights because the Fund does not know what the NAV per share will be at the time of the Offer or what proportion of the Rights will be exercised.

                                 See "Risk Factors and Special Considerations-Dilution of Net Asset Value and Effect of Non-Participation in the Offer."

Subscription Price............   Shares of Common Stock issued upon exercise of
                                 Rights will be sold at a price equal to [____]% of the volume-weighted average closing sales price of a share of common stock on the NASDAQ
                                 Capital Market on the Expiration Date and the four preceding trading days. The Subscription
                                 Price is discussed further under "The
                                 Offer--Subscription Price." In addition, information with respect to the quarterly high and low sale prices of the Fund's Common Stock on the NASDAQ Capital Market and the corresponding NAVs per share of Common Stock is provided under "The "Fund."

Over-Subscription Privilege...   Each Record Date Stockholder who fully
                                 exercises all Rights issued to him is entitled to subscribe for shares which were not otherwise subscribed for by others in the primary subscription (the "Over-Subscription
                                 Privilege"). If enough shares are available, all of these requests will be honored in full.
                                 If these requests for shares exceed the shares available, the Fund may determine after the expiration of the Offer, at the discretion of the Fund, to issue additional Common Stock up to an amount equal to 100% of the shares available pursuant to the Offer (up to an additional [____] shares of Common Stock) in order to cover these requests. Regardless of whether the Fund issues such additional shares, to the extent shares are not available to honor all requests, the available shares will be allocated pro rata among those Record Date
                                 Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Exercising Rights.............   Except as described below, subscription
                                 certificates evidencing the Rights
                                 ("Subscription Certificates") will be sent to Record Date Stockholders or their nominees.
                                 There is no minimum number of Rights which must be exercised for the Offer to close. If you wish to exercise your Rights, you may do so in the following ways:

                                 1. Complete, sign and date the Subscription Certificate. Enclose it in the envelope provided, together with payment in full and mail or deliver the envelope to the Subscription Agent at the address indicated on the Subscription Certificate calculating the total payment on the basis of the Estimated Subscription Price of [____] per share (i.e., the estimated subscription price based on the Fund's market price on [____], 2007). Your Subscription Certificate and payment must be received by the Expiration Date. Payment pursuant to this method must be in United States dollars by money order or check drawn on a bank located in the United States and must be payable to The Herzfeld Caribbean Fund, Inc.

                                 2.    Contact your broker, banker or trust
                                       company, which can arrange, on your
                                       behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third Business Day after the Expiration Date. For purposes of this prospectus, a "Business Day" shall mean any day on which trading is conducted on the NASDAQ Capital Market. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date. Rights holders will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery. See "The
                                       Offer--Method of Exercising Rights" and
                                       "The Offer--Payment for Shares." The
                                       Subscription Agent will deposit all
                                       checks received by it prior to the final due date into a segregated interest bearing account at [____] pending distribution of the shares from the Offer. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted.

Restrictions on Foreign
Stockholders:.................   The Fund will not mail Subscription
                                 Certificates to stockholders whose record addresses are outside the United States or who have an APO or FPO address. Stockholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either partially or in full should contact the Subscription Agent by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date.

Purpose of the Offer:.........   The Board of the Fund has determined that it is
                                 in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of investment opportunities. The Board believes that increasing the size of the Fund will increase the liquidity of the Fund's shares of Common Stock and also may reduce the Fund's expenses as a proportion of average net assets.
                                 The Offer also may allow the Fund to make capital gain distributions required to maintain its tax status as a regulated investment company without causing a reduction in the net assets of the Fund. Any such reduction will reduce the amount of cash available for additional investment opportunities.The Board also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's common stock on the NASDAQ Capital
                                 Market.

                                 In addition, the Offer seeks to reward the Fund's stockholders by giving them the right to purchase additional shares of Common Stock at a price that will be below the market price without incurring any direct transaction costs. The Offer will benefit both the Fund and its stockholders by providing the Fund with the ability to make additional investments without selling current investments if otherwise not desirable. Moreover, if the Subscription Price is greater than the NAV per share of Common Stock of the Fund on the Expiration Date (less offering expenses), the Offer will increase the NAV per share. See
                                 "The Offer--Purpose of the Offer."

Use of Proceeds:..............   The net proceeds of the Offer are estimated to
                                 be approximately [____]. This figure is based on the Estimated Subscription Price per share of $[____] and assumes all shares offered are sold and that the expenses related to the Offer estimated at approximately $[____] are paid.
                                 The Adviser anticipates that it will take no longer than six months for the Fund to invest these proceeds in accordance with its investment objective and policies under current market conditions. Pending investment, the proceeds will be invested in short-term cash-equivalent instruments. See "Use of
                                 Proceeds" below.

Information Regarding the Fund

The Herzfeld Caribbean Basin Fund, Inc. is a non-diversified, closed-end management investment company organized in the State of Maryland on March 10, 1992. The Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Adviser's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which includes, among others, of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela. The Fund invests at least 80% of its total assets in a broad range of securities of issuers, including U.S.-based companies, which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries. See "Investment Objective and Policies." An investment in the Fund is not appropriate for all investors and should not constitute a complete investment program. No assurances can be given that the Fund's objective will be achieved.

As of [____], 2007, the Fund had 1,687,556 shares of common stock outstanding. The Fund's common stock trades on the NASDAQ Capital Market under the symbol "CUBA." The average weekly trading volume of the common stock on the NASDAQ Capital Market during the fiscal year ended June 30, 2007 was approximately 91,544 shares. As of [____], 2007, the aggregate net assets of the Fund were approximately [____].

Information Regarding the Adviser and Custodian

The Adviser has acted as the investment adviser to the Fund since the Fund's inception in 1993. The Fund pays the Adviser a monthly fee at the annual rate of 1.45% of the Fund's average daily net assets. See "Management of the Fund - Investment Adviser."

State Street Bank and Trust Company acts as custodian for the Fund's assets. State Street Bank and Trust Company also serves as the Fund's transfer agent, dividend/distribution disbursing agent, dividend reinvestment plan agent and as registrar for the Fund's common stock. For its services as custodian, the Fund currently pays State Street Bank and Trust Company a monthly fee of $4,500. For its services as transfer agent, dividend reinvestment plan agent and registrar for the Fund's common stock, the Fund currently pays State Street Bank and Trust Company a monthly fee of $1,458 plus related expenses.

Risk Factors and Special Considerations

Dilution/Non-Participation
in Offer:                        Stockholders who do not fully exercise their
                                 Rights including the Over-Subscription
                                 Privilege described in the section of this Prospectus entitled "The
                                 Offer-Over-Subscription Privilege," will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights. If the Subscription
                                 Price per Share is below the then current NAV per share, stockholders will experience an immediate dilution of the aggregate NAV of their Shares if they do not participate in the Offer and will experience a reduction in the NAV per share whether or not they participate in the Offer. The Fund cannot state precisely the extent of this dilution (if any) if stockholders do not exercise their Rights because the Fund does not know what the NAV per share will be at the time of the Offer or what proportion of the Rights will be exercised. In contrast, Stockholders who fully exercise their rights and over-subscribe benefit from a slight accretion to the value of their shares to the extent the non-subscribing stockholders fail to fully exercise their rights. "Accretion" is the dilution experienced by the non-exercising stockholders less the pro-rata share of the offering expenses. Assuming, for example, that all Rights are exercised, the Estimated
                                 Subscription Price is [____] and the Fund's NAV per share is [____], the Fund's NAV per share
                                 (after payment of estimated offering expenses) would be reduced by approximately $[____] per share. See "Risk Factors and Special
                                 Considerations- Dilution of Net Asset Value and
                                 Effect of Non-Participation in the Offer"

Discount From NAV.............   Shares of closed-end funds frequently trade at
                                 a market price that is less than the value of the net assets attributable to those shares (a
                                 "discount"). The possibility that the Fund's shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund's NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Caribbean Basin Countries.....   Investing in the securities of non-U.S. issuers
                                 involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include currency fluctuations, political and economic risks, including nationalization and expropriation, reduced levels of publicly available information concerning issuers and reduced levels of government regulation of foreign securities markets. Also, investment in Caribbean Basin Countries may involve special considerations, such as limited liquidity and small market capitalization of the Caribbean
                                 Basin securities markets, currency
                                 devaluations, high inflation and repatriation restrictions.

Cuba Specific Issues..........   Investment in Cuban securities or any
                                 investment in Cuba directly or indirectly is currently prohibited under U.S. law. There can be no assurances that the U.S. trade embargo against Cuba will ever be lifted or eased or, if and when such a normalization commences, that the Adviser will be able to identify direct investments in issuers domiciled in Cuba that are acceptable for the Fund.

                                 However, if investment in securities issued by companies domiciled in Cuba were to be permitted under U.S. law, certain considerations not typically associated with investing in securities of U.S. companies should be considered, including: (1) restrictions on foreign investment and on repatriation of capital invested in Cuba; (2) unstable currency exchange and fluctuation; (3) the cost of converting foreign currency into U.S. Dollars; (4) potential price volatility and lesser or lack of liquidity of shares listed on a securities market (if one is established); (5) continued political and economic risks including a new government that if not properly stabilized may lead to the risk of nationalization or expropriation of assets and the risk of civil war; (6) the absence of a developed legal structure governing private property; (7) the absence of a capital market structure or market oriented economy; and (8) the difficulty of assessing the financial status of particular companies.

"Non-diversified" Investment
Company: As a "non-diversified" investment company, the Fund's investments involve greater risks than would be the case for a similar diversified investment company because the Fund is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"), in the proportion of its assets that may be invested in the assets of a single issuer. Although the Fund is not diversified for the purposes of the 1940 Act, it must maintain a certain degree of diversification in order to comply with certain requirements of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. See "Risk Factors/Special Considerations" and "Taxation."

Dividends and Distributions:..   The Fund distributes annually to its
                                 stockholders substantially all of its net investment income and net short-term capital gains. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses. See "Dividends and
                                 Distributions" and "Taxation."

Certain Charter Provisions....   The Fund's Articles of Incorporation include
                                 provisions that could have the effect of:
                                 inhibiting the Fund's possible conversion to open-end status; limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board;
                                 and depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See
                                 "Description of Common Stock."

Fee Table

The following Fee Table is intended to assist prospective investors in understanding the costs and expenses that an investor in the Offer will bear directly or indirectly.

Stockholder Transaction Expenses:

Sales Load..................................................    None
Expenses of the Offer (as a percentage of offering price)...   [____] %
Dividend Reinvestment Plan Fees.............................    None

Annual Expenses (as a percentage of net assets):

  Management Fees...........................................    1.45%
  Other Expenses (1)........................................   [____] %
  Acquired Fund Fees and Expenses (2).......................   [____] %
    Total Annual Expenses...................................   [____] %

      (1) "Other Expenses" does not include expenses of the Fund incurred in connection with the Offer, estimated at $__. However, these expenses will be borne by the holders of the shares of Common Stock of the Fund and result in a reduction in the NAV of the shares of Common Stock.

      (2) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) investment companies, or (ii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

                                            Cumulative Expenses Paid for the
                                                        Period of:
                                           ----------------------------------
Example                                    1 year  3 years  5 years  10 years
-----------------------------------------  ------  -------  -------  --------
An investor would pay the following
expenses on a $1,000 investment, assuming a 5% annual return throughout the periods

The foregoing Fee Table and Example are intended to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly. "Other Expenses" are based on estimated amounts for the current fiscal year. See "Management of the Fund" for additional information.

The Example assumes the reinvestment of all dividends and distributions at NAV and an expense ratio of [____]%. The tables above and the assumption in the Example of a 5% annual return are required by U.S. Securities and Exchange Commission (the "SEC") regulations applicable to all investment companies. The Example should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. In addition, while the Example assumes the reinvestment of all dividends and distributions at NAV, participants in the Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from NAV. See "Dividends and Distributions; Dividend Reinvestment Plan."

                              FINANCIAL HIGHLIGHTS

The table below sets forth selected data for a share of Common Stock outstanding for each period presented. The information for the fiscal years ended June 30, 2007 and June 30, 2006 contained in the table has been audited by [______________], the Fund's independent registered public accounting firm. The information for the fiscal years ending prior to June 30, 2006 was audited by [FORMER AUDITOR], the Fund's previous independent registered public accounting firm. Audited financial statements for the Fund for the fiscal year ended June 30, 2007, are included in the Annual Report to stockholders. The Annual Report to stockholders is available without charge on by calling (800) TJH-FUND.


                                                        Year Ended June 30,
                                            ----------------------------------------------
                                             2007       2006     2005       2004     2003
                                            -------   -------   -------   -------   ------
Per Share Operating Performance
(For a share of capital stock
outstanding for each time period
indicated)
Net asset value, beginning
  of year                                             $  7.33   $  5.43   $  3.95   $ 3.92
                                            -------   -------   -------   -------   ------
Operations:
  Net investment loss(1)                                (0.16)    (0.09)    (0.07)   (0.11)
  Net realized and unrealized gain
    (loss) on investment transactions (1)                1.08      1.99      1.55     0.22
                                            -------   -------   -------   -------   ------
    Total from operations                                0.92      1.90      1.48     0.11
                                            -------   -------   -------   -------   ------
Distributions:
  From net investment income                               --        --        --       --
  From net realized gains                               (0.17)       --        --    (0.08)
                                            -------   -------   -------   -------   ------
    Total distributions                                 (0.17)       --        --    (0.08)
                                            -------   -------   -------   -------   ------
Net asset value, end of year                          $  8.08   $  7.33   $  5.43   $ 3.95
                                            =======   =======   =======   =======   ======
Per share market value, end of year                   $  7.57   $  6.30   $  4.87   $ 3.49
Total investment return (loss) based
  on market value per share                             22.86%    29.36%    39.54%    2.70%

Ratios And Supplemental Data
Net assets, end of year (in 000's)                    $13,553   $12,292   $ 9,109   $6,626
Ratio of expenses to average net assets                  3.37%     3.55%     3.67%    4.46%
Ratio of net investment loss to
  average net assets                                    (1.95)%   (1.47)%   (1.39)%  (3.15)%
Portfolio turnover rate                                    40%       30%       23%      30%
Average commission rate (per share)                    0.0424    0.0481    0.0473     0.05

----------
(1) Computed by dividing the respective period's amounts from the Statement of Operations by the average outstanding shares for each time period presented.

                                                        Year Ended June 30,
                                          -----------------------------------------------
                                            2002      2001      2000     1999       1998
                                          -------   -------   -------   -------   -------
Per Share Operating Performance
(For a share of capital stock
outstanding for each time period
indicated)
Net asset value, beginning
  of period                               $  5.15   $  5.02   $  6.12   $  6.43   $  6.34
                                          -------   -------   -------   -------   -------
Operations:
  Net investment loss(1)                    (0.10)    (0.07)    (0.10)    (0.11)    (0.01)
  Net realized and unrealized gain
  (loss) on investment transactions (1)     (0.98)     0.20     (1.00)     0.51      0.54
                                          -------   -------   -------   -------   -------
    Total from operations                   (1.08)     0.13     (1.10)     0.40      0.53
                                          -------   -------   -------   -------   -------
Distributions:
  From net investment income                (0.10)       --        --        --        --
  From net realized gains                   (0.05)       --        --     (0.71)    (0.44)
                                          -------   -------   -------   -------   -------
    Total distributions                     (0.15)       --        --     (0.71)    (0.44)
                                          -------   -------   -------   -------   -------
Net asset value, end of period            $  3.92   $  5.15   $  5.02   $  6.12   $  6.43
                                          =======   =======   =======   =======   =======
Per share market value, end of period     $  3.48   $  4.20   $  5.06   $  6.00   $  6.00
Total investment return (loss) based
  on market value per share                (13.45)%  (17.04)%  (15.63)%   11.83%    23.54%

Ratios And Supplemental Data
Net assets, end of period (in 000's)      $ 6,568   $ 8,643   $ 8,424   $10,272   $10,784
Ratio of expenses to average net assets      3.77%     3.11%     3.11%     3.30%     3.21%
Ratio of net investment loss to
  average net assets                        (2.45)%   (1.33)%   (1.76)%    (1.95)%   (0.14)%
Portfolio turnover rate                        18%       27%       10%       59%       40%

                                    THE FUND

The Herzfeld Caribbean Basin Fund, Inc. is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund is designed for investors seeking long-term capital appreciation. The Fund seeks to achieve its objective primarily by investing in issuers that are likely, in the opinion of the Adviser, to benefit from political, legal and economic developments in Cuba and the Caribbean Basin. At such time as it becomes legally permissible for U.S. entities to invest directly in Cuba, the Fund will consider such investments. See "Investment Objective and Policies". The Fund maintains its principal offices at The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116. No assurance can be given that the Fund's investment objective will be achieved.

The Fund's investment adviser is HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc., a Miami-based U.S. investment adviser.

As of the Record Date, the Fund had 1,687,556 shares of common stock outstanding. The Fund's common stock is publicly held and is listed and traded on the NASDAQ Capital Market under the symbol "CUBA." The average weekly trading volume of the common stock on the NASDAQ Capital Market during the fiscal year ended June 30, 2007 was approximately 91,544 shares. As of [____], 2007, the aggregate net assets of the Fund were approximately [____], the NAV per share was [____], the share price was [____], and the premium was [____]%. Historically, the Fund's common stock has traded at both premiums and discounts to its NAV.

The following table sets forth, for the periods indicated, the high and low closing sales prices for the shares on the NASDAQ Capital Market, the NAVs per share on the date of the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding NAV:

Share Price Data

                          NAV       Premium/Discount               NAV        Premium/Discount
 Quarter      High     (on High      (on High Close     Low      (on Low       (on Low Close
   Ended     Close    Close Date)        Date)         Close    Close date)        Date)
----------   ------   -----------   ----------------   ------   -----------   ----------------

6/30/2007    $14.34      $9.66             48.45%      $10.20      $8.70           17.24%
3/31/2007    $17.40      $8.15            113.50%      $11.15      $8.08           38.00%
12/31/2006   $16.25      $8.07            101.36%      $ 7.75      $8.17           -5.14%
9/30/2006    $ 8.81      $7.61             15.77%      $ 7.05      $7.55           -6.62%
6/30/2006    $ 8.36      $8.83             -5.32%      $ 7.20      $8.07          -10.78%
3/31/2006    $ 8.25      $8.91             -7.41%      $ 7.41      $8.13           -8.86%
12/31/2005   $ 8.46      $8.02              5.49%      $ 6.35      $7.53          -15.67%
9/30/2005    $ 7.25      $7.66             -5.35%      $ 6.15      $7.37          -16.55%
6/30/2005    $ 6.39      $7.31            -12.59%      $ 5.47      $6.61          -17.25%
3/31/2005    $ 6.44      $6.91             -6.80%      $ 5.76      $6.67          -13.64%

                                  THE OFFERING

Terms of the Offer

The Fund is issuing to its holders of common stock on the Record Date ("Record Date Stockholders") Rights to subscribe for additional shares of the Fund's common stock as of the close of business on [____], 2007 (the "Record Date"). Each Record Date Stockholder will receive one non-transferable Right for each share of common stock owned on the Record Date. The Rights entitle the holder to acquire one share of common stock at the Subscription Price for every one Right held.

Rights may be exercised at any time during the period which commences on [____], 2007, and ends at 5:00 p.m., Eastern Time, on [____], 2007 (the "Subscription Period"), unless extended by the Fund to a date not later than [____], at 5:00 p.m., Eastern Time. See "Expiration of the Offer" below. The right to acquire one additional share of Common Stock for every one Right held during the Subscription Period at the Subscription Price is herein after referred to as the "Primary Subscription."

In addition, any Record Date Stockholder who fully exercises all Rights initially issued to him is entitled to subscribe for shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). If enough shares are available, all of these requests will be honored in full. If these requests for shares exceed the shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Fund, to issue additional Common Stock up to an amount equal to 100% of the Shares available pursuant to the Offer (up to an additional [____] shares of Common Stock) in order to cover these requests, provided that the Fund's per share NAV on the Expiration Date is equal to or less than the Subscription Price. Regardless of whether the Fund issues such additional Common Stock, to the extent shares are not available to honor all requests, the available shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

In the event that the Fund, in its sole discretion, issues additional Common Shares in an amount of up to 100% of the Primary Subscription Shares (the "Secondary Over-Subscription Shares") for purposes of determining the maximum number of shares a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede, as nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

Officers of the Adviser have indicated to the Fund that the Affiliated Parties, as Record Date Stockholders, have been authorized to purchase Common Stock through the Primary Subscription and the Over-Subscription Privilege to the extent the Common Stock becomes available to it in accordance with the Primary Subscription and the allotment provisions of the Over-Subscription Privilege. Such over-subscriptions by the Affiliated Parties may disproportionately increase their already existing ownership resulting in a higher percentage ownership of outstanding shares of the Fund. Any Common Stock acquired in the Offer by the Affiliated Parties as "affiliates" of the Fund, as that term is defined under the Securities Act of 1933 (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly reported trading volume of the common stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund.

Rights will be evidenced by certificates ("Subscription Certificates"). The number of Rights issued to each Record Date Stockholder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in "Method of Exercising Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below.

The Rights are non-transferable and, therefore may not be purchased or sold. Rights not exercised will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the NASDAQ Capital Market or any other securities exchange. Common Stock issued pursuant to an exercise of Rights will be listed and available for trading on the NASDAQ Capital Market.

There is no minimum number of Rights which must be exercised in order for the Offer to close.

Purpose of the Offer

The Board has determined that it is in the best interests of the Fund and its existing stockholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise. Without additional capital, the Fund is limited in its ability to take advantage of new investment opportunities. The only practical means of increasing the Fund's assets available for investment other than through the Offer would be through the sale of portfolio securities, which could subject the Fund to certain adverse tax consequences under the Code.

The Offer affords the Fund a means of increasing its assets available for investment without requiring the sale of portfolio securities at a time when it would not be desirable to do so. The Offer will permit the Fund to take advantage of investment opportunities as they arise, without necessarily having to liquidate Fund holdings to raise cash. When the Adviser identifies an investment opportunity, it wants to be able to take advantage of it quickly and make investments, without having to sell current holdings in the process. The Adviser believes that having the cash resources available to make new investments without liquidating current portfolio holdings will allow the investment adviser to more fully implement its investment strategy in pursuit of the Fund's investment objective

In addition, the Board believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs would be spread over a larger asset base. As a fund's assets decrease, its expense ratio (i.e., the ratio of expenses to fund assets) will increase. This occurs because funds have certain fixed costs (e.g., fidelity bond insurance, D&O liability insurance, legal fees, custodian fees, transfer agent fees, accounting fees, regulatory filing fees etc.) which are not charged in proportion to a fund's size. As a fund gets smaller, these fixed costs are spread over fewer assets, thus resulting in a higher expense ratio. The opposite occurs as a fund's assets increase, that is, the fixed costs are spread across a larger asset base thus resulting in a lower expense ratio. There can be no assurance, however, that an increase in the size of the Fund will lower the Fund's expense ratio.

Also the Fund has had significant gains in NAV, and has realized gains. For the calendar year ended December 31, 2006, the Fund paid a large year-end distribution. In addition, the recent announcement that Florida East Coast Industries, currently the Fund's largest holding, will be acquired by Fortress Investment Group LLC could result in significant realized gains for the current calendar year ending December 31, 2007. Net realized gains of the Fund are required to be distributed to stockholders in order to maintain the Fund's status as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Accordingly, the Fund may be required to make a large distribution to shareholders to maintain its status as a regulated investment company, thereby reducing the net assets of the Fund. If successful, the Offer will allow the Fund to make the required distributions without causing a reduction in the amount of cash available for additional investment opportunities.

The Board also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's common stock on the NASDAQ Capital Market. If the Offer is successful, the larger number of shares of common stock outstanding after the Offer should help create a more efficient and active market for the Fund's shares and reduce the effect of individual transactions on market price, all of which are believed generally to increase liquidity.

The Offer seeks to reward existing stockholders by giving them the right to purchase additional shares at a price below market without incurring any commission or other transaction charges that they would normally incur when buying shares in the market.

The Board considered, among other things, advice by the Investment Adviser, using fixed pricing versus variable pricing for the Offer, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering and the effect on the Fund if the Offer is undersubscribed. The Board also considered the extent to which the Adviser will benefit from the Offer because the Adviser's fee is based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. In addition, the Board determined to proceed with the offer of rights after having considered the dilutive effects of the offering on stockholders who are unwilling or unable to fully exercise their rights, as well as the alternatives of a secondary offering. The Board has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

It should be further understood by investors that the Fund's Adviser will benefit from the Offer because the Adviser's fee is based on the average net assets of the Fund. See "Management of the Fund." It is impossible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised at the Estimated Subscription Price of $____, the annual compensation to be received by the Adviser would be increased by approximately $[____].

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is organized, the Board is authorized to approve rights offerings without obtaining stockholder approval. The staff of the Securities and Exchange Commission has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by the Board that such offering would result in a net benefit to existing stockholders.

Subscription Price

The Subscription Price for the shares of Common Stock issued in the Offer will be a price equal to [____]% of the volume-weighted average closing sales price of a share of common stock on the NASDAQ Capital Market on the Expiration Date and the four preceding trading days. Stockholders who exercise their Rights will have no right to rescind a purchase after receipt of their completed Subscription Certificates for Shares by the Subscription Agent. The Fund does not have the right to withdraw the Offer after the Rights have been distributed.

The Fund announced its intention to make the Offer on [____], 2007. The NAV per share of common stock at the close of business on [____], 2007 [the announcement date] and on [____], 2007 [ex-rights or Record Date] was $[____] and $[____], respectively, and the last reported sale price of a share of Common Stock on the NASDAQ Capital Market on those dates was $[____] and $[____], respectively.

Over-Subscription Privilege

If some Record Date Stockholders do not exercise all of the Rights initially issued to them to purchase Common Stock of the Fund, those Record Date Stockholders who have exercised all of the Rights initially issued to them will be offered, by means of the Over-Subscription Privilege, the right to acquire more than the number of shares for which the Rights issued to them are exercisable. Record Date Stockholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many shares of Common Stock they are willing to acquire pursuant to the Over-Subscription Privilege. In addition, if the Fund's NAV per share on the Expiration Date is equal to or less than the Subscription Price, the Fund, in its sole discretion, can issue additional Common Shares in an amount of up to 100% of the Primary Subscription Shares (the "Secondary Over-Subscription Shares").

If sufficient Primary Subscription Shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient Primary Subscription Shares are not available to honor all subscription requests, the available Common Shares will be allocated among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Should the Fund determine to issue some or all of the Secondary Over-Subscription Shares, they will be allocated only among Record Date Stockholders that submitted over-subscription requests. Secondary Over-Subscription Shares will be allocated pro rata among those fully exercising Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Any Secondary Over-Subscription Shares issued by the Fund, collectively with any Primary Subscription Shares not subscribed through the Primary Subscription, will be referred to in this Prospectus as the "Excess Shares."

The percentage of Excess Shares each over-subscribing Record Date Stockholder may acquire will be rounded down to result in delivery of whole Common Shares; provided, however, that if a pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders then entitled to receive Excess Shares whose over-subscription requests have not been fully honored. The allocation process may be iterative in order to assure that the total number of Excess Shares is distributed in accordance with the method described above.

The formula to be used in allocating the Excess Shares is as follows:

       Stockholder's Record Date Position
----------------------------------------------------- X Excess Shares Remaining
 Total Record Date Position of All Over-Subscribers

The Fund will not offer or sell any shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

Expiration of the Offer

The Offer will expire at 5:00 p.m., Eastern Time, on the Expiration Date ([____], 2007), unless extended by the Fund to a date not later than [____], at 5:00 p.m., Eastern Time (the "Extended Expiration Date"). Rights will expire on the Expiration Date (or Extended Expiration Date as the case may be) and thereafter may not be exercised.

Subscription Agent

The Subscription Agent is Colbent Corporation, 161 Bay State Drive, Braintree, MA 02184.

Stockholders may also contact the Fund for information about the Offer by writing to The Herzfeld Caribbean Basin Fund, P.O. Box 161465, Miami, FL 33116 or calling (800) TJH-FUND. Stockholders may also contact their brokers or nominees for information with respect to the Offer.

Method of Exercising Rights

Rights may be exercised by filling in and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment of the Estimated Subscription Price for the Shares as described below under "Payment for Shares." Rights holders may also exercise Rights by contacting a broker, bank or trust company who can arrange, on behalf of the Rights holder, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate. A fee may be charged for this service. Completed Subscription Certificates and full payment for the Shares subscribed for must be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares") at the office of the Subscription Agent at the addresses set forth above.

Qualified financial institutions that hold Shares as nominee for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. For purposes of this Prospectus, "Qualified Financial Institution" shall mean a registered broker-dealer, commercial bank or trust company, securities depository or participant therein, or nominee thereof. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owners' instructions.

Stockholders who are registered holders can choose between either option set forth under "Payment for Shares" below.

Payment for Shares

Payment for shares shall be calculated by multiplying the Estimated Subscription Price of $[____] per share times the sum of (i) the number of Rights held and intended to be exercised in the Primary Subscription, plus (ii) the number of additional shares for which a stockholder wishes to over-subscribe under the Over-Subscription Privilege. For example, if a stockholder receives 100 Rights and wishes to subscribe for 100 shares of Common Stock in the Primary Subscription, and also wishes to over-subscribe for 50 additional shares pursuant to the Over-Subscription Privilege, he, she or it would send in [____] x 100 plus ([____]) x 50. Rights holders who wish to acquire shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

a. Notice of Guaranteed Delivery and Subscription Certificate (with payment) sent separately. If, prior to 5:00 p.m., Eastern Time, on the Expiration Date, the Subscription Agent shall have received a notice of guaranteed delivery by telegram or otherwise, from a bank or trust company or a NYSE member firm guaranteeing delivery of (i) payment of the Estimated Subscription Price of $ [____] per share for the shares subscribed for in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the third Business Day after the Expiration Date (the "Protection Period").

b. Subscription Certificate sent with Payment. Alternatively, a stockholder can, together with the properly completed and executed Subscription Certificate, send payment for the shares acquired in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $[____] per share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date.

Any excess payment will be refunded to the stockholder to the extent that additional shares are unavailable.

A PAYMENT, PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE, MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within ten (10) Business Days following the completion of the Protection Period (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each stockholder (or, if the Fund's shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee). The confirmation will show (i) the number of shares acquired pursuant to the Primary Subscription; (ii) the number of shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the Subscription Price and total purchase price for the shares; and (iv) any additional amount payable by such stockholder to the Fund (e.g., if the Estimated Subscription Price was less than the Subscription Price on the Pricing Date) or any excess to be refunded by the Fund to such stockholder (e.g., if the Estimated Subscription Price was more than the Subscription Price on the Pricing Date). Any additional payment required from a stockholder must be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the tenth Business Day after the Confirmation Date, and any excess payment to be refunded by the Fund to such stockholder will be mailed by the Subscription Agent within ten (10) Business Days after the Confirmation Date. All payments by a stockholder must be made in United States Dollars by money order or by checks drawn on banks located in the Continental United States payable to "The Herzfeld Caribbean Basin Fund, Inc."

Whichever of the above two methods is used, issuance and delivery of certificates for the shares of Common Stock subscribed for are subject to collection of funds and actual payment pursuant to any notice of guaranteed delivery.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account pending distribution of the shares from the Offer. All interest will inure to the benefit of the Fund and investors will not earn interest on payments submitted.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY.

If a holder of Rights who acquires shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other stockholders or Rights holders to purchase such subscribed-for and unpaid-for shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the shares purchased by the holder in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed shares and to enforce the relevant guaranty of payment.

Holders who hold shares of common stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owners so instruct, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of common stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the Subscription Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., Eastern Time, on the Expiration Date. Because uncertified personal checks may take at least five Business Days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of Stock Certificates

Stock certificates representing shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the shares has been received and cleared. Stock certificates representing shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected.

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Stockholders whose addresses are within the United States (other than an APO or FPO address). Record Date Stockholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent, Colbent Corporation, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the Offer may be made to any such stockholder.

Federal Income Tax Consequences Associated With the Offer

The following discussion describes certain United States Federal income tax consequences of the Offer generally applicable to citizens or residents of the United States and U.S. trusts, estates, corporations and any other person who is generally subject to U.S. Federal income tax ("U.S. Stockholders"). This summary is intended to be descriptive only and does not purport to be a complete analysis or listing of all potential tax effects relevant to the ownership of Rights or Common Stock. It assumes that each U.S. Stockholder holds Common Stock as a capital asset. Additionally, this summary does not specifically address the U.S. Federal income tax consequences that might be relevant to holders of Rights or Common Stock entitled to special treatment under the U.S. Federal income tax laws, such as individual retirement accounts and other tax deferred accounts, financial institutions, life insurance companies and tax-exempt organizations, and does not discuss the effect of state, local and other tax laws. Further, this summary is based on interpretations of existing law as of the date of this Prospectus as contained in the Code, applicable current and proposed Treasury Regulations, judicial decisions and published administrative positions of the Internal Revenue Service, all of which are subject to change either prospectively or retroactively.

1. U.S. Stockholders who receive Rights pursuant to the Offer should not recognize taxable income for U.S. Federal income tax purposes upon their receipt of the Rights. If Rights issued to a U.S. Stockholder expire without being exercised, no basis should be allocated to such Rights, and such Stockholder should not recognize any gain or loss for U.S. Federal income tax purposes upon such expiration.

2. The tax basis of a U.S. Stockholder's Common Stock should remain unchanged and the stockholder's basis in the Rights should be zero, unless such U.S. Stockholder affirmatively and irrevocably elects (in a statement attached to such stockholder's U.S. Federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

3. A U.S. Stockholder who exercises Rights should not recognize any gain or loss for U.S. Federal income tax purposes upon the exercise. The tax basis of the newly acquired Common Stock should equal the Subscription Price paid for the Common Stock (plus the basis, if any, allocated to the Rights in the manner described in the immediately preceding paragraph). The holding period for Common Stock acquired upon the exercise of Rights should begin on the date of exercise of the Rights.

4. Each U.S. Stockholder is urged to consult his or her own tax adviser with respect to the specific Federal, state and local tax consequences to such U.S. Stockholder of receiving Rights in this offer.

Employee Plan Considerations

Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts ("IRAs") (collectively, "Plans") should be aware of the complexity of the rules and regulations governing Plans and the penalties for noncompliance, and Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code of 1986, as amended (the "Code").

                                 USE OF PROCEEDS

The net proceeds of the Offer, assuming the Offer is fully subscribed, are estimated to be approximately $____million, based on an Estimated Subscription Price of $[____]per share, and after deducting expenses related to the Offer estimated at approximately $[____]. The foregoing estimate of the net proceeds of the Offer is based on the closing price of the Fund's shares on [____], 2007. Accordingly, the assumptions and projections contained in this prospectus are subject to change significantly depending on changes in market conditions for the Fund's shares and performance of the Fund's portfolio. The Fund will invest the net proceeds of the Offer in accordance with its investment objective and policies. The Adviser anticipates that the proceeds will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, and it is anticipated to take not more than approximately six months. Pending investment, the proceeds will be invested in short-term cash-equivalent instruments.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in the Fund's common stock provides an equity ownership interest in the Fund. Investing in any investment company security involves risk, including the risk that a Stockholder may receive little or no return on the Stockholder's investment or that the Stockholder may lose part or all of the Stockholder's investment. Therefore, before investing, Stockholders should consider carefully the following risks that are assumed when investing in the Fund through the Offer.

Dilution of Net Asset Value and Effect of Non-Participation in the Offer

If a Stockholder does not exercise all of his Rights, the Stockholder will likely own a smaller proportional interest in the Fund when the Offer is over (i.e., proportional dilution). In addition, whether or not a Stockholder exercises his Rights, because the Subscription Price (and net proceeds to the Fund) may be below the Fund's NAV per share on the Expiration Date the per share net asset value of a Stockholder's shares may be diluted (reduced) immediately as a result of the Offer (i.e., economic dilution).

In other words, a Stockholder may experience economic dilution in addition to proportional dilution because:

      o The Subscription Price per share is [____]% of the average volume-weighted closing sales price of a share of common stock on the NASDAQ Capital Market on the Pricing Date and the four immediately preceding trading days (which may be lower than the NAV);

      o     All Stockholders will indirectly bear the expenses of the Offer; and

      o the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund's net assets

The Fund cannot state precisely the amount of any dilution/accretion because it is not known at this time (i) what the average volume-weighted closing sale price of a share on the NASDAQ Capital Market will be on the Pricing Date and the four immediately preceding trading days, or (ii) what proportion of the Rights will be exercised.

The impact of the Offer on NAV per share is shown by the following example, assuming a Subscription Price of $[____], full primary and over-subscription privilege exercise and $[____] in expenses related to the Offer.

            Net Asset Value ("NAV")          $[____]
            Subscription Price               $[____]
            [Increase/Reduction] in NAV ($)  $[____]
            [Increase/Reduction] in NAV (%)   [____]%

Discount From Net Asset Value

Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a "discount"). The possibility that the Fund's shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund's NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund's shares are not redeemable at the request of stockholders. The Fund may repurchase its shares in the open market or in private transactions, although it has no present intention to do so. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NASDAQ Capital Market or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

Risks of Investing in Caribbean Basin Countries

The economies of Caribbean Basin Countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the economies and securities markets of the Caribbean Basin Countries will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the economies of the Caribbean Basin Countries.

The currencies of some Caribbean Basin Countries have experienced steady devaluations relative to the U.S. Dollar and certain Caribbean Basin Countries have had to make major adjustments in their currencies from time to time. Also many Caribbean Basin Countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Caribbean Basin Countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Caribbean Basin Companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Caribbean Basin Countries.

In addition, governments of many Caribbean Basin Countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Caribbean Basin Countries, which could affect the companies in which the Fund invests and, therefore, the value of Fund shares. Investments in foreign markets may be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Certain Caribbean Basin Countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Caribbean Basin markets, an undermining of Caribbean Basin economic stability, the collapse or slowdown of the drive towards economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund's investments in the Caribbean Basin generally or in specific countries participating in such trade agreements.

The Caribbean Basin has experienced natural disasters, including hurricanes, droughts and floods, which have caused substantial damage to parts of the Caribbean Basin and have harmed the region's economies. The possibility exists that another natural disaster could materially disrupt and adversely affect the economies of Caribbean Basin Countries. In addition, companies and industries in which the Fund invests may experience substantial disruptions in operations as a result of any such natural disasters.

Other Caribbean Basin market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Caribbean Basin countries may be less extensive than those available to investors in the United States or other foreign countries.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Because the Fund's assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund's net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as "currency risk," means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Governmental Supervision and Regulation/Accounting Standards

Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Some of the securities held by the Fund may not be registered with the U.S. Securities and Exchange Commission nor may the issuers be subject to the SEC's reporting requirements. Thus, there may be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

In addition, the U.S. Government has from time to time imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors, including current prohibitions on U.S. investment in Cuba. Investments in securities of Cuban companies, if permitted by U.S. law, may be subject to certain political and economic risks in addition to the risks associated with investment in the securities of issuers domiciled in other foreign countries. The risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (V) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries. Investments in securities of Cuban companies, if and when the Fund is permitted to invest in such securities, will be speculative and involve risks not usually associated with investments in securities of issuers in more developed market economies. See "Emerging Markets Risk" below.

Some foreign securities or nations impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Adviser to completely and accurately determine a company's financial condition. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer (including Cuba, if U.S. restrictions on travel to Cuba are lifted), interviews with its management and consultation with accountants, bankers and other specialists.

Certain Risks of Holding Fund Assets Outside the United States

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Emerging Markets Risk

The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets, including many Caribbean Basin Countries, may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and civil unrest. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as
(i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund may need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Policies - General

The Fund's investment objective is to obtain long-term capital appreciation. This objective may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin country, (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin country (collectively referred to herein as "Caribbean Basin Companies"). Current income through receipt of interest or dividends from the Fund's securities is incidental to the Fund's efforts to attain its investment objective. The Fund invests in Caribbean Basin Companies that are likely, in the opinion of the Adviser, to benefit from political, legal and economic developments in the Caribbean Basin Countries. Under normal market conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Companies. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies. U.S. law currently prohibits the Fund from investing its assets in securities of companies that benefit from free trade with Cuba ("companies strategically linked to Cuba"). Companies strategically linked to Cuba may include a company that benefits from free trade with Cuba, but does not meet the definition of Caribbean Basin Company set forth above. If permitted to make such investments upon a lifting or easing of the U.S. trade embargo against Cuba or pursuant to regulations promulgated by a department or agency of the U.S. Government, the Fund may invest up to 20% of its assets in equity and equity-linked securities of non-Caribbean Basin Companies strategically linked to Cuba.

The Fund's investment objective is fundamental and may not be changed without the approval of the Fund's outstanding voting securities. As used in this Prospectus, a majority of the Fund's outstanding voting securities means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. The Fund's investment policies may be changed by its Board without stockholder approval, but the Fund will not change its investment policies without notice to its stockholders. The Fund is designed primarily for long-term investment, and investors should not consider it a trading vehicle. An investment in the Fund's shares should not constitute a complete investment program. The Fund's NAV can be expected to fluctuate, and no assurance can be given that the Fund will continue to achieve its investment objective.

Equity securities of public and private companies that may be purchased by the Fund consist of common stock, convertible and non-convertible preferred stock (whether voting or non-voting), debt with equity warrants and unattached warrants. Debt issued with a warrant entitles the holder to purchase equity shares and differs from convertible debt because the conversion feature is in the form of a separately traded warrant. Equity-linked securities of public and private companies that may be purchased by the Fund consist of debt securities convertible into equity and securities such as warrants, options and futures, the prices of which are functions of the value of the equity securities receivable upon exercise or settlement thereof.

The Fund may also invest in the shares of other registered investment companies, some of which may be Caribbean Basin Companies. By investing in shares of investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as the expense of operating the Fund. Thus, the Fund's investors may indirectly pay higher total operating expenses and other costs than they might pay by owning the underlying investment companies directly. The Adviser will continue to attempt to identify investment companies that have demonstrated superior management in the past, thus possibly offsetting these factors by producing better results and/or lower expenses than other investment companies. There can be no assurance that this result will continue to be achieved. In addition,
Section 12(d)(1)(A) of the 1940 Act imposes limits on the amount of the investment of the Fund's assets, and those of its affiliates, in any investment company and that provision may adversely affect the Fund's ability to purchase or redeem shares issued by an investment company.

The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays a distribution, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended ("restricted securities"). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

The Fund may vary its investment policy for temporary defensive purposes when, in the opinion of the Adviser, such a change is warranted due to changes in the securities markets in which the Fund may invest or other economic or political conditions affecting such markets. For temporary defensive purposes, the Fund may reduce its position in equity and equity-linked securities and invest in U.S. Treasury bills and U.S. Dollar denominated bank time deposits and certificates of deposit rated high quality or better by any nationally recognized statistical rating service or, if unrated, of equivalent investment quality as determined by the Adviser. The banks whose obligations may be purchased by the Fund will include any member of the U.S. Federal Reserve System. The Fund does not seek to achieve its stated investment objective when it has assumed a temporary defensive position.

Special Leverage Considerations

Hedging Transactions

The Fund may employ one or more of the hedging techniques described below, primarily to protect against a decrease in the U.S. Dollar equivalent value of its portfolio securities denominated in foreign currencies or in the payments thereon that may result from an adverse change in foreign currency exchange rates. Conditions in the securities, futures, options and foreign currency markets will continue to determine whether and under what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the Federal tax requirements applicable to regulated investment companies. See "Taxation-General".

Pursuant to applicable law and subject to certain restrictions, the Fund may effect hedging transactions on a variety of U.S. and foreign exchanges. The operations of U.S. exchanges are considered to be subject to more stringent regulation and supervision than those of certain non-U.S. exchanges.

If any percentage limitations applicable to the transactions described below are exceeded due to market fluctuations after an initial investment, the Fund may not enter into new transactions of the type to which the exceeded limitation applies until the total of the Fund's commitments with respect to such transactions falls within the applicable limitation.

Forward Foreign Currency Exchange Contracts

The Adviser believes that in some circumstances the purchase and sale of forward foreign currency exchange contracts ("forward contracts") may help offset declines in the U.S. Dollar equivalent value of the Fund's assets denominated in foreign currencies and in the income available for distribution to the Fund's stockholders that would result from adverse changes in the exchange rate between the U.S. Dollar and such foreign currencies. For example, the U.S. Dollar equivalent value of the principal of and rate of return on, the Fund's foreign denominated securities will decline if the exchange rate fluctuates between the U.S. Dollar and such foreign currency whereby the U.S. Dollar increases in value. Such a decline could be partially or completely offset by an increase in the value of a foreign currency forward contract. The Fund may purchase forward contracts involving either the currencies in which certain of its portfolio securities are denominated or, in cross-hedging transactions, other currencies, changes in the value of which correlate closely with the changes in the value of the currencies in which its portfolio securities are denominated. The Fund will enter into such cross-hedging transactions (i) only with respect to currencies whose foreign exchange rate changes historically have shown a high degree of correlation to changes in the foreign exchange rate of the currency in which the hedged asset is denominated (a "correlated currency") and (ii) only when the Adviser believes that the increase in correlation risk is offset by the lower transaction costs and increased liquidity available for financial instruments denominated in the correlated currency.

The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (i) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (ii) the Fund maintains cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract.

Although the use of forward contracts may protect the Fund against declines in the U.S. Dollar equivalent value of the Fund's assets, such use may reduce the possible gain from advantageous changes in the value of the U.S. Dollar against particular currencies in which the Fund's assets are denominated. Moreover, the use of forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of, or rates of return on, the assets held in the Fund's portfolio.

The use of forward contracts subjects the Fund to certain risks. The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the asset that is the subject of the hedge generally is not precise. The success of any of these techniques depends on the ability of the Adviser to predict correctly movements in foreign currency exchange rates. If the Adviser incorrectly predicts the direction of such movements or if unanticipated changes in foreign currency exchange rates occur, the Fund's performance may be poorer than if it had not entered into such contracts. The cost to the Fund of engaging in forward contracts varies with such factors as the foreign currency involved, the length of the contract period and the prevailing market conditions, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. Dollar. Consequently, because the Fund may not always be able to enter into forward contracts at attractive prices, it may be limited in its ability to use such contracts to hedge its assets or for other risk management purposes. In addition, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. Dollar will continue.

Options on Foreign Currencies

The Fund may purchase and write put and call options on foreign currencies to protect against a decline in the U.S. Dollar equivalent value of its portfolio securities or payments due thereon or a rise in the U.S. Dollar equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. A foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

As in the case of other types of options, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Any options on foreign currencies written by the Fund will be covered. A call option is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written, so long as the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian. The Fund covers any put option it writes on foreign currencies by holding with its custodian, in a segregated account, cash, U.S. government securities or other liquid, high-grade debt securities in an amount equal to the option price.

The Fund may not purchase or write options on foreign currencies if, as a result, the Fund will have more than 20% of the value of its total assets invested in, or at risk with respect to, such options.

Futures Contracts

The Fund may enter into contracts for the purchase or sale for future delivery ( "futures contracts") of foreign stock or bond indices or other financial indices that the Adviser and the Manager determine are appropriate to hedge the risks associated with changes in interest rates or general fluctuations in the value of the Fund's portfolio securities.

Pursuant to the regulations of the CFTC, and subject to certain restrictions, the Fund may purchase or sell futures contracts that are traded on U.S. exchanges that have been designated as contract markets by the CFTC. The Fund may also generally purchase or sell futures contracts that are subject to the rules of any foreign board of trade ("foreign futures contracts"). The Fund may not, however, trade a foreign futures contract based on a foreign stock index unless the contract has been approved by the CFTC for trading by U.S. persons.

The Fund is required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value-of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin is required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts if immediately thereafter the sum of the amounts of initial margin deposits and premiums on the Fund's existing futures contracts would exceed 5% of the fair market value of the Fund's total assets. The Adviser reserves the right to comply with such different standards as may be established by the CFTC with respect to the purchase or sale of futures contracts and foreign futures contracts.

Options on Securities and Options on Indices

The Fund may purchase or sell exchange traded or over-the-counter put and call options on its portfolio securities.

The Fund may write covered put and call options on portfolio securities to generate additional revenue for the Fund and, in certain circumstances, as a partial hedge (to the extent of the premium received less transaction costs) against a decline in the value of portfolio securities and in circumstances in which the Adviser anticipates that the price of the underlying securities will not increase above or fall below (in the case of put options) the exercise price of the option by an amount greater than the premium received (less transaction costs incurred) by the Fund. Although writing put and call options may generate additional revenue for the Fund, such revenue is incidental to the Fund's efforts to achieve its investment objective. The Fund's strategy limits potential capital appreciation in the portfolio securities subject to the options.

The Fund may write only covered options. "Covered" means that, so long as the Fund is obligated as the writer of a call option, it will own either the underlying securities or an option to purchase the same underlying securities having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or establish or maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. government securities or other liquid, high-grade debt obligations having a value equal to the fluctuating market value of the option securities. The Fund will continue to cover any put option it writes by maintaining a segregated account with its custodian as described above.

The Fund may not purchase or write options on securities or options on indices if, as a result, the Fund will have more than 5% of the value of its total assets invested in, or at risk with respect to, either such class of options.

The Fund's successful use of options and futures depends on the ability of the Adviser to predict the direction of the market, and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select equity and equity-linked securities for investment. The correlation between movements in the price of the option or future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures and options, as the composition of the Fund's portfolio diverges from the composition of the index underlying such index futures and options. In addition, the ability of the Fund to close out a futures or options position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. The securities the Fund are required to maintain in segregated accounts in connection with its hedging transactions are not available for investment in accordance with the Fund's investment objective of long-term capital appreciation.

On U.S. exchanges, once an option contract has been accepted for clearance, the exchange clearing organization is substituted as both buyer and seller of the contract, thereby guaranteeing the financial integrity of the option contract. Options on securities and on indices traded on certain non-U.S. exchanges may not be so guaranteed by a clearing organization. The absence of such a role for a clearing organization on such a non-U.S. exchange would expose the Fund to the credit risk of its counterparty. If its counterparty were to default on its obligations, the Fund could lose the expected benefit of the transaction.

Repurchase Agreements

When cash may be available to the Fund for only a few days, the Fund may invest such cash in repurchase agreements until such time as it otherwise may be invested or used for payments of obligations of the Fund. In these transactions, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price and date. The resale price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the security purchased. The obligation of the seller to pay the agreed-upon price is secured by the value of the underlying securities, which is maintained at the Fund's custodian at a value at least equal to the resale price. The Adviser monitors the adequacy of the collateral on a daily basis to ensure that the collateral always equals or exceeds the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund could suffer a loss to the extent proceeds from the sale of collateral were less than the value of the contract. The Fund may not invest its assets in repurchase agreements with a maturity of more than seven days, but the collateral securities may have maturities of more than one year. The Fund has not adopted an investment restriction limiting the value of its total assets not invested in accordance with its fundamental investment policy that may be invested in repurchase agreements. To minimize the risks of such investments, however, the Fund enters into repurchase agreements only with its custodian, other member banks of the Federal Reserve System having assets in excess of $1 billion, and recognized primary U.S. Government securities dealers determined by the Adviser, subject to review by the Board of the Fund, to be creditworthy. Repurchase agreements do not constitute cash, cash items, receivables or government securities for purposes of the federal tax diversification test. Therefore, the Fund limits its investments in repurchase agreements with any one bank, dealer, broker or other entity in order to comply with the federal tax diversification test.

Debt Securities

The Fund may invest up to 20% of its assets in non-equity linked debt securities including foreign denominated corporate debt and sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the debt securities. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. All debt securities are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by the Adviser, a Fund's investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities. In addition, debt securities issued in foreign currency denominations will be subject to currency risk.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Securities Lending

The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans.

Portfolio Turnover

It is the Fund's policy to sell any security whenever, in the opinion of the Adviser, the appreciation possibilities of the security have been substantially realized or the business or market prospects for the issuer of such security have deteriorated, irrespective of the length of time that such security has been held. In addition, the Fund from time to time may engage in short-term transactions in order to take advantage of what the Adviser believes to be market inefficiencies in the pricing of equity and equity-linked securities. The Adviser expects that the Fund's annual rate of portfolio turnover may exceed 100% at times when the Fund is taking advantage of short-term trading opportunities or if a complete reallocation of the Fund's investment portfolio becomes advisable. A 100% annual turnover rate would occur if all of the securities in the Fund's portfolio were replaced once within a period of one year. The turnover rate has a direct effect on the transaction costs borne by the Fund.

Investment Restrictions

The Fund has adopted certain investment restrictions that may not be changed without the prior approval of a majority of the Board. For purposes of the non-fundamental restrictions listed below and other investment restrictions of the Fund described in this Prospectus, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio. Under its investment restrictions, the Fund may not:

      1. Purchase any securities (other than obligations of the U.S. government, its agencies or instrumentalities or securities of other regulated investment companies) if as a result more than 25% of the Fund's total assets would be invested in securities of any single issuer.

      2. Invest 25% or more of the value of its total assets in a particular industry. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, but will apply to foreign government obligations until such time as the Securities and Exchange Commission permits their exclusion.

      3. Purchase more than 10% of the outstanding voting securities of any one issuer.

      4. Issue senior securities, pledge its assets or borrow money in excess of 10% of the total value of its assets (including the amount borrowed) less its liabilities (not including its borrowings) and other than for temporary or emergency purposes or for the clearance of transactions, except that the Fund may borrow from a bank or other entity in a privately arranged transaction for repurchases and/or tenders for its shares, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, and may pledge its assets to secure any permitted borrowing. For the purposes of this investment restriction, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of the Fund's total assets; and collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.

      5. Make loans, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objective and policies.

      6. Purchase or sell real estate or real estate mortgage loans, except that the Fund may purchase and sell securities secured by real estate or interests therein.

      7. Make short sales of securities or maintain a short position in any security.

      8. Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions, and except that the Fund may engage in transactions as described under "Investment Objective and Policies--Hedging Transactions" and post margin in connection therewith consistent with its investment policies.

      9. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

      10. Buy or sell commodities, commodity contracts or futures contracts (other than as described under "Investment Objective and Policies--Hedging Transactions").

      11. Buy, sell or write put or call options (other than as described under "Special Leverage Considerations--Hedging Transactions").

The Fund is also subject to certain diversification requirements under the Internal Revenue Code of 1986, as amended, with respect to its qualification as a "regulated investment company" under the Code. See "Taxation--U.S. Taxation General".

As an additional non-fundamental investment restriction, the Fund will not guarantee the obligations of third parties. The Fund may invest in other investment companies, subject to limitations set forth in the 1940 Act.

                             MANAGEMENT OF THE FUND

Board of Directors

            The Board is responsible for the overall management of the Fund, including oversight of the Adviser and other service providers. There are three directors of the Fund. One of the directors is an "interested person" (as defined in the 1940 Act). Information about both the Fund's directors and officers is set forth in the tables below.

Information About Directors and Officers

                                                                                      Number of
                                                                                    Portfolios in
                                                                   Principal             Fund            Other
                                Position(s)     Length of        Occupation(s)         Complex       Directorships
                                 Held With   Term Served, and  During the PastFive   Overseen by         Held by
Name, Address, Age                  Fund      Term of Office         Years             Director         Director
------------------------------  -----------  ----------------  -------------------  -------------  -------------------
Disinterested Directors
Ann S. Lieff                    Director     Director since    President of the          1         Hastings
c/o The Herzfeld Caribbean                   1998.  Three      Lieff Company, a                    Entertainment,
Basin Fund, Inc.                             year term of      management                          Inc; and
P.O. Box 161465                              office.           consulting firm                     Birks &
Miami, Florida 33116                                           that offers ongoing                 Mayors, Inc.
Age:  55                                                       advisory services
                                                               as a corporate
                                                               director to
                                                               several leading
                                                               regional and
                                                               national
                                                               retail operations,
                                                               1998 to present;
                                                               former CEO Spec's
                                                               Music, 1980-1998, a
                                                               retailer of
                                                               recorded music.

Michael A. Rubin                Director     Director since    Partner of Michael        1         Margo Caribe,
c/o The Herzfeld Caribbean                   2002. Three       A. Rubin, P.A.,                     Inc.
Basin Fund, Inc.                             year term of      attorney at law;
P.O. Box 161465                              office.           Broker, Oaks
Miami, Florida 33116                                           Management & Real
Age: 65                                                        Estate Corp., a
                                                               real estate
                                                               brokerage
                                                               corporation

Interested Directors and
Officers

Thomas J. Herzfeld  *           President,   Director of Fund  Chairman and              1**       None
P.O. Box 161465                 Chairman of  since 1993.       President of
Miami, Florida 33116            the Board,   Three year term   Thomas J. Herzfeld
Age: 62                         and          of office.        & Co., Inc., and
                                Director
                                                               Thomas J. Herzfeld
                                                               Advisors, Inc.

Cecilia Gondor *                Secretary,   Officer since     Executive Vice           N/A        None
P.O. Box 161465                 Treasurer    1993.             President of
Miami, Florida 33116            and Chief                      Thomas J. Herzfeld
Age: 45                         Compliance                     & Co., Inc., and
                                Officer                        Thomas J. Herzfeld
                                                               Advisors, Inc.

* Each of Mr. Herzfeld and Ms. Gondor is an "interested person" of the Fund because each is an officer of the Fund's Adviser.

** Mr. Herzfeld also serves as a director of The Cuba Fund, Inc., a registered closed-end investment company which has not yet commenced operations.

Committees of the Board

The Board has formed an Audit Committee and a Nominating Committee.

The Board has adopted a written charter for the Audit Committee, which became effective February 5, 2004. The Audit Committee of the Board currently consists of each Ms. Lieff and Mr. Rubin, none of whom is an "interested person" of the Fund. Each member of the Audit Committee is considered independent under the applicable NASDAQ Capital Market listing standards. During the fiscal year ended June 30, 2007 the Audit Committee met twice. The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of accountants for the Fund.

The Nominating Committee is comprised of Ms. Lieff and Mr. Rubin, each of whom is an independent director under the 1940 Act and under NASDAQ Capital Market listing standards. During the fiscal year ended June 30, 2007 the Audit Committee met once. The Nominating Committee is responsible for reviewing and recommending qualified candidates in the event that a directorship is vacated or created. The Nominating Committee will not consider nominees recommended by stockholders. The Nominating Committee believes that candidates for director should have certain minimum qualifications, including (i) the ability to apply good business judgment; (ii) the ability to properly exercise their duties of loyalty and care; (iii) proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields; (iii) the ability to quickly grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate; and (iv) the ability to read and understand basic financial statements. The Committee retains the right to modify these minimum qualifications from time to time. In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government. The Committee's process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Fund during their term, including the number of meetings attended, level of participation, quality of performance, and transactions of such directors with the Fund, if any, during their term, and confirms their independence, if applicable. In the case of new director candidates, the committee first determines whether the nominee must be independent for purposes of The NASDAQ Capital Market and whether the candidate must be considered a disinterested director under the 1940 Act. In either case, determinations are based upon the Fund's charter and bylaws, applicable securities laws, the rules and regulations of the SEC, and the advice of counsel, if necessary. The Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee then meets to discuss and consider such candidates' qualifications and recommend the nominee.

Ownership of the Fund By Directors

Set forth in the following table are the directors of the Fund, together with the dollar range of equity securities beneficially owned by each director as of June 30, 2007, as well as the aggregate dollar range of equity securities in all funds overseen or to be overseen in a family of investment companies (i.e., funds managed by the Adviser).


                                                     Aggregate Dollar Range of
                                                   Equity Securities in All Funds
                          Dollar Range of Equity      in Family of Investment
Name of Director          Securities in the Fund              Companies
-----------------------   ----------------------   ------------------------------

Disinterested Directors

Ann S. Lieff...........      $10,001- $50,000            $10,001- $50,000

Michael A. Rubin.......      $10,001- $50,000            $10,001- $50,000

Interested Directors

Thomas J. Herzfeld.....       Over $100,000               Over $100,000

None of the disinterested directors, and no immediate family member of any disinterested director, own beneficially or of record any securities of the Fund's Adviser, or any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

As of June 30, 2007, directors and executive officers (5 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares on that date.

                              DIRECTOR COMPENSATION

The Fund pays the disinterested directors of the Fund $1,000 per year in addition to $400 for each meeting of the board, plus reimbursement for expenses. Such fees totaled $7,800 for the fiscal year ended June 30, 2007. The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 2007 is set forth in the compensation table below. Mr. Herzfeld serves on the Fund's Board. Mr. Herzfeld does not receive direct compensation for his services on either board. None of the other directors serves on the board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.

                                             Pension or
                                             Retirement      Total Compensation
                            Aggregate     Benefits Accrued    from the Fund and
Name of Person and        Compensation    As Part of Fund    Fund Complex Paid
Position with the Fund    from the Fund       Expenses          to Directors
-----------------------   -------------   ----------------   -------------------
Disinterested Directors

  Ann S. Lieff.........       $2,600             $0                $2,600

  Michael A. Rubin.....       $2,600             $0                $2,600

  Albert L. Weintraub*.       $2,600             $0                $2,600

Interested Directors

Thomas J. Herzfeld.....       $    0             $0                $    0

* Mr. Weintraub resigned his position as a director of the Fund on July 23, 2007.

Investment Adviser and Portfolio Manager

Investment Adviser

The Fund is advised by HERZFELD/CUBA (the "Adviser"), a division of Thomas J. Herzfeld Advisors, Inc., whose principal business address is The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116. The Adviser has been providing advisory services to the Fund since September 1993. Thomas J. Herzfeld Advisors, Inc. has provided advisory services since 1984 and is beneficially owned by Thomas J. Herzfeld.

Pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement") and under the direction and control of the Board, the Adviser manages the Fund's portfolio and makes investment decisions pursuant to the Fund's stated investment objective, policies and restrictions. The Adviser is authorized to transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund. The Adviser determines the timing of portfolio transactions and other matters related to execution.

Portfolio Manager

Thomas J. Herzfeld is primarily responsible for the day-to-day management of the Fund. Mr. Herzfeld currently serves as the Chairman, President and Director of the Fund. In addition, Mr. Herzfeld also serves as the Chairman and President of Thomas J. Herzfeld & Co., Inc. and Thomas J. Herzfeld Advisors, Inc. since 1981 and 1984, respectively. Prior to these positions he was Executive Vice President and Director of a New York Stock Exchange member firm. Mr. Herzfeld has authored or edited a number of books, including The Investors Guide to Closed-End Funds (McGraw Hill, 1980), Herzfeld's Guide to Closed End Funds (McGraw Hill, 1993) and co-authored High Return, Low Risk Investment (1st edition, G.P. Putnam's Sons, 1981 and 2nd edition, McGraw Hill, 1993). He is considered the first and a leading expert in the field of closed-end funds. Mr. Herzfeld has been quoted in thousands of articles and written hundreds of articles on the subject of closed end funds. He has written periodically for Barron's and has made television appearances on Wall Street Week, The Nightly Business Report and CNBC.

Other Accounts Managed. Thomas J. Herzfeld is primarily responsible for the day-to-day management of the Fund's portfolio. As of June 30, 2007, Mr. Herzfeld was primarily responsible for the day-to-day management of the following other accounts in addition to the Fund:



                                                             Total Assets
Type of Account                   Number of Accounts         (in millions)
-------------------------------   ------------------   ------------------------
Registered Investment Companies            0                     $   0
Pooled Investment Vehicles                 0                     $   0
Other Accounts                            44                     $54.1

The advisory fee for these accounts is based on assets under management for these accounts and is not based on the performance of the accounts.

Material conflicts of interest that may arise in connection with Mr. Herzfeld's management of the Fund's investments and investments in other accounts include conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by Mr. Herzfeld, and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by Mr. Herzfeld. The Adviser has adopted policies and procedures to address conflicts of interest to ensure compliance with securities regulations and to ensure fair and equitable treatment of the Fund and other accounts should any conflict arise.

Compensation. Mr. Herzfeld receives a quarterly fixed salary from the Adviser's affiliated broker/dealer firm, Thomas J. Herzfeld & Co., Inc. Mr. Herzfeld is the sole beneficial owner of the Adviser and the affiliated broker/dealer. Mr. Herzfeld may also receive bonuses from the broker/dealer firm and/or the Adviser, as determined by the terms of his contract with the firm. Mr. Herzfeld does not receive compensation as portfolio manager from the Adviser. In addition Mr. Herzfeld's compensation is not based on the value of assets held by the Fund.

Ownership of Securities. As of the June 30, 2007, Mr. Herzfeld beneficially owned between $100,000 and $500,000 of equity securities of the Fund.

Investment Advisory Agreement

The Investment Advisory Agreement sets forth the services to be provided by the Adviser as described above. The Fund pays the Adviser an advisory fee at the annual rate of 1.45% of the Fund's average monthly net assets and payable at the end of each quarter. That fee is higher than the advisory fee paid by most investment companies. For the fiscal years ended June 30, 2007, 2006 and 2005, the Adviser received $208,505, $196,852 and $153,114, respectively, for investment advisory services provided to the Fund pursuant to the Investment Advisory Agreement.

The Investment Advisory Agreement was last approved by the Board on [____], 2007. A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement is provided in the Fund's semi-annual report to stockholders for the semi-annual periods ended December 31.

The Investment Advisory Agreement provides that the Adviser bears all expenses of its employees and overhead incurred by it in connection with its duties thereunder. The Fund reimburses approximately $13,000 per year for compliance services performed by the Chief Compliance Officer. The Adviser pays the salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors as are interested persons (as such term is defined in the 1940 Act) of the Adviser. The Fund bears all of its own expenses (See "Expenses of the Fund" below).

The services of the Adviser under the Investment Advisory Agreement are not deemed to be exclusive, and nothing in the Investment Advisory Agreement prevent the Adviser or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Adviser desire to purchase or sell a security at the same time the security is purchased for or sold by the Fund, such purchases and sales are to the extent feasible, allocated among such clients and the Fund in a manner believed by the Adviser to be equitable to the Fund. The allocation of securities may adversely affect the price and quality of purchases and sales of securities by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of the most favorable results for the Fund.

The Investment Advisory Agreement was initially approved by the Board on June 24, 1993. The Agreement continued in effect for a period of two years from the effective date and thereafter it is required to be approved annually by the Board. The Investment Advisory Agreement continues in effect for successive periods of 12 months, provided that its continuance is specifically approved annually by (i) the vote of a majority of the Board who are not parties to such agreement or interested persons (as such term is defined in the 1940 Act) of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and (ii) either (a) the vote of a majority of the outstanding voting securities of the Fund or (b) the vote of a majority of the Board. The Investment Advisory Agreement may be terminated by the Fund, without the payment of any penalty, upon vote of a majority of the Board or a majority of the outstanding voting securities of the Fund at any time upon net less than 60 days' prior written notice to the Adviser, or by the Adviser upon not less than 60 days' prior written notice to the Fund. The Investment Advisory Agreement terminates automatically in the event of its assignment (as such term is defined in the 1940 Act) by either party or upon its termination.

The Adviser is not liable for any act of omission, error of judgment, mistake of law or loss suffered by the Fund or its investors in connection with the matters to which the Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Investment Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36
(b) (3) of the 1940 Act).

The Adviser also performs and arranges for the performance of certain administrative and accounting functions for the Fund, including (i) providing persons satisfactory to the Directors of the Fund to serve as officers and, in that capacity, manage the daily operations of the Fund; (ii) processing the payment of expenses for the Fund; (iii) supervising the preparation of periodic reports to the Fund's stockholders; (iv) preparing materials for Fund Board and Committee meetings; (v) supervising the pricing of the Fund's investment portfolio and the publication of the NAV of the Fund's shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent, auction agent and printers; (vii) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Adviser, custodian and/or transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (viii) providing executive, clerical and secretarial help needed to carry out these responsibilities.

Benefit to the Adviser

The Fund's Adviser will benefit from the Offer because the Adviser's fee is based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Adviser would be increased by approximately $[____].

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is organized, the Board is authorized to approve rights offerings without obtaining stockholder approval. The staff of the Securities and Exchange Commission has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by a Board that such offering would result in a net benefit to existing stockholders.

Expenses of the Fund

Except as indicated above, the Fund pays all of its expenses, including but not limited to the following: organizational and certain offering expenses (but not overhead or employee costs of the Adviser); advisory fees payable to the Adviser; fees and out-of-pocket travel expenses of the Fund's directors who are not interested persons (as such term is defined in the 1940 Act) of any other party and other expenses incurred by the Fund in connection with directors' meetings; interest expense; charges and expenses of the Fund's legal counsel and independent accountants; taxes and governmental fees; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses of repurchasing shares; expenses of issuing any preferred shares or indebtedness; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; membership dues to professional organizations; premiums allocable to fidelity bond and D&O insurance coverage; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; custodian, sub-custodian, dividend paying agent, transfer agency expenses; payment for portfolio pricing services to a pricing agent; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; expenses of stockholders' meetings and preparing and distributing proxies and reports to stockholders; any litigation expenses; expenses relating to investor and public relations; and NASDAQ Capital Market listing fees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

In portfolio transactions involving equity securities, the Adviser places orders on behalf of the Fund directly with brokers, which may include brokers affiliated with the Adviser, except that the purchase of shares in rights offerings is made directly from the issuer. The Adviser may manage other accounts and funds that invest in equity securities of Caribbean Basin Companies. Although investment decisions for the Fund are made independently from those of other accounts or funds managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts and funds. When the Fund and one or more accounts or funds managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain best execution taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker or dealer. The capability and financial condition of the broker or dealer may also be criteria for the choice of that broker or dealer. Subject to obtaining the best execution, brokers, including affiliates of the Adviser, who provide investment research services to the Adviser, including market and statistical information and quotations for portfolio evaluation purposes, may receive orders for transaction of the Fund. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Neither the Fund nor the Adviser is obligated to deal with any broker or group of brokers for the execution of portfolio transactions, and there is no intention to place portfolio transactions with particular brokers or groups thereof.

Research provided to the Adviser in advising the Fund will be in addition to and not in lieu of the services required to be performed by the Adviser itself, and the Adviser's fees will not be reduced as a result of the receipt of supplemental information. This information is regarded as only supplementary to the Adviser's own research effort, since the information must be analyzed, weighed and reviewed by the Adviser's staff. This information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information will necessarily be used by the Adviser in connection with the Fund. Conversely, information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may prove useful to the Adviser in providing services to the Fund. The Board will review at least annually the commissions allocated by the Adviser on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

Brokerage commissions paid by the Fund for the fiscal years ended June 30, 2007, 2006 and 2005 were: $13,518, $17,171, $12,867, respectively, of which $12,076,
$15,800 and $12,671, respectively , was paid to the Adviser, in connection with portfolio transactions. The percentage of the Fund's aggregate brokerage commissions paid to the affiliated broker for the one-year period ending June 30, 2007 was 89%. The percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the affiliated broker for this period was 91%.

                                 CODE OF ETHICS

The Fund and the Adviser have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, following certain black-out periods specified in the code, and subject to certain other conditions and restrictions.

The code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090 or toll free at
(800) 732-0330 and this code of ethics is available on the EDGAR database on the SEC's internet site at: http://www.sec.gov. Copies of this code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES

The Fund's and the Adviser's proxy voting policies and procedures are attached hereto as Appendices A and B, respectively. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-TJH-FUND (800-854-3863); and on the SEC's website at http:/www.sec.gov.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund could be presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other stockholders. To the knowledge of the Fund, as of June 30, 2007, no persons were known to own, either beneficially or of record, 5% or more of the outstanding shares of the Fund.

                           DESCRIPTION OF COMMON STOCK

The Fund is authorized to issue up to 100,000,000 shares of capital stock, at $.001 par value per share, all of which shares are classified as common stock. The Board is authorized, however, to classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the designation and number of shares of any such class or series, and the nature, rates, amounts and times at which and the conditions under which dividends shall be payable on, and the voting, conversion, redemption and liquidation rights of, such class or series and any other preferences, rights, restrictions and qualifications applicable thereto.

The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any directors. The foregoing description and the description under "Certain Provisions of Articles of Incorporation and Bylaws" are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

The Fund will consider offering additional shares in the future based on, among other things, the lifting or easing of economic sanctions against Cuba. Other offerings of the Fund's shares, if made, will require approval of the Board. Any additional offering will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current NAV, exclusive of underwriting discounts and commissions, except in connection with an offering to existing stockholders or with the consent of the holders of a majority of the Fund's outstanding voting securities.

Share Repurchases and Tender Offers

In recognition of the possibility that the Fund's shares might trade at a discount to NAV, the Board may determine that it would be in the best interest of stockholders of the Fund to take action to attempt to reduce or eliminate a market value discount from NAV. To that end, the Board may take action from time to time either to repurchase Fund shares in open market or private transactions or to make a tender offer for Fund shares at NAV. No assurance can be given that the directors will decide to undertake such repurchases or tender offers, or that any such repurchases or tender offers would reduce any market discount. The Board does not currently intend to undertake repurchase or tenders offers.

The Fund anticipates that the market price of its shares generally will continue to vary from NAV. The market price of the Fund's shares is determined by a number of factors, including the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's distributions and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. The fact that the Fund's shares may be the subject of share repurchases or tender offers at NAV from time to time may reduce the spread between market price and NAV that otherwise might exist. In the opinion of the Adviser, stockholders may be less inclined to accept a significant discount on sales of the Fund's shares if they have a reasonable expectation of being able to recover NAV in conjunction with a possible share repurchase or tender offer.

Subject to the Fund's investment restriction with respect to borrowing, the Fund may incur debt to finance repurchases and tenders. See "Investment Restrictions". If the Fund incurs debt to finance such repurchases and tenders, interest on any such borrowings will reduce the Fund's net income. In addition, although the Board believes that share repurchases and tenders generally would have a favorable effect on the market price of the Fund's shares, the acquisition of shares by the Fund will decrease the total assets of the Fund and therefore would have the effect of increasing the Fund's ratio of expenses to average net assets.

It is the Directors' announced policy, which may be changed by the Directors, that the Fund cannot accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the Fund level in addition to the taxation of stockholders who receive dividends from the Fund) or (b) result in a failure to comply with applicable asset coverage requirements; (2) the amount of securities tendered would require liquidation of such a substantial portion of the Fund's securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions and such liquidation would have an adverse effect on the NAV of the Fund to the detriment of non-tendering stockholders; (3) there is any (a) in the Board's judgment, material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (e) in the Board's judgment, other event or condition which would have a material adverse effect on the Fund or its holders of Common Stock if shares of Common Stock were repurchased; or (4) the Board determines that effecting any such transaction would constitute a breach of their fiduciary duty owed the Fund or its stockholders. The Directors may modify these conditions in light of experience.

Any tender offer made by the Fund for its shares will be at a price equal to at least 90% of the NAV of the shares as of the close of business on the date the offer ends. Each offer will be made and stockholders notified in accordance' with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder, including information stockholders should consider in deciding whether or not to tender their shares and detailed instructions on how to tender shares. When a tender offer is authorized to be made by the Board, a stockholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such stockholder (or attributed to the stockholder for Federal income tax purposes under Section 318 of the Code). The Fund will purchase all shares tendered by a holder of shares at any time during the period of the tender offer in accordance with the terms of the offer unless it determines to accept none of the shares tendered in the tender offer (based upon one of the conditions set forth above). Each person tendering shares will pay to the Fund a reasonable service charge currently anticipated to be $25.00, subject to change, to help defray the costs associated with affecting the tender offer. It is the position of the staff of the SEC that such service charge may not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive the fee as an offset to these costs. The Fund expects that the cost to the Fund of affecting a tender offer will exceed the aggregate amount of all service charges received from those who tender their shares. Such excess costs associated with the tender offer will be charged against capital. During the period of a tender offer, the Fund's stockholders will be able to determine the Fund's current NAV by use of a toll-free telephone number.

Shares that have been accepted and purchased by the Fund pursuant to a tender offer or share repurchase will be held in the treasury until retired by direction of the Board. Treasury shares will be recorded and reported as an offset to stockholder' equity and, accordingly, will reduce the Fund's total assets. If treasury shares are retired, Common Stock issued and outstanding and capital in excess of par will be reduced.

Because of the nature of the Fund's investment objective and policies, if the Adviser anticipates that a share repurchase or tender offer might have an adverse effect on the Fund's investment performance and anticipate any material difficulty disposing of portfolio securities in order to consummate such share repurchase or tender offer, the Board would consider deferring the share repurchase or tender offer. If the Fund must liquidate portfolio securities in order to effect a share repurchase or tender offer, the Fund's ability to achieve its investment objective may be adversely affected.

If the Fund must liquidate portfolio securities in order to purchase shares tendered, the Fund may realize gains and losses. Such gains may be realized on securities held for less than three months. Because of the limitation of 30% on the portion of the Fund's gross income that may be derived from the sale or disposition of stocks and securities held less than three months (in order to retain the Fund's tax status as a regulated investment company under the Code), such gains would reduce the ability of the Fund to sell other securities held for less than three months that the Fund may wish to sell in the ordinary course of its portfolio management, which may adversely affect the Fund's yield. The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchases of shares pursuant to a tender offer.

In the event that the Fund engages in financial leveraging, the asset coverage requirements of the 1940 Act may restrict the Fund's ability to engage in repurchases of its shares. With respect to senior securities consisting of debt, such requirements provide that no purchases of shares may be made by the Fund unless, at the time of the purchase, the senior securities consisting of debt have an asset coverage of at least 300% after deducting the amount of the purchase price.

Certain Provisions of Articles of Incorporation and Bylaws

The Fund presently has provisions in its Articles of Incorporation and Bylaws (together, the "Charter Documents") that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. The Charter Documents also contain provisions which would inhibit any conversion to an open-end investment company. The provisions of the Charter Documents may be regarded as "anti-takeover" provisions.

The Board is divided into three classes. The term of office of the first class expired on the date of the second annual meeting of stockholders, the term of office of the second class expired on the date of the third annual meeting of stockholders and the term of office of the third class expired on the date of the fourth annual meeting of stockholders, etc. Upon the expiration of the term of office of each class as set forth above, the Directors in such class will be elected for a term of three years to succeed the Directors whose terms of office expired. Accordingly, only those Directors in one class may be changed in any one year, and such classification may prevent replacement of a majority of the Board for up to a two-year period (although under Maryland law procedures are available for the removal of Directors even if they are not then standing for re-election, and under Securities and Exchange Commission regulations, procedures are available for including stockholder proposals in the annual proxy statement). Such system of electing Directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of the Directors. A director may be removed from office only by a vote of at least 75% of the outstanding shares of the Fund entitled to vote for the election of Directors.

Under the Fund's Articles of Incorporation, a vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required to authorize (i) any merger or consolidation of the Fund with or into any other corporation; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets of the Fund having an aggregate fair market value of $1,000,000 or more (other than in the regular course of its investment activities); and (iii) any amendment to the Articles of Incorporation of the Fund which converts the Fund to an open-end investment company. Any amendment to the Articles of Incorporation of the Fund which reduces the 75% vote required to authorize the enumerated actions also must be approved by vote of the holders of 75% of the outstanding shares of Common Stock. If any of the foregoing actions is approved by a vote of two-thirds of the directors who have served on the Board for a period of at least 12 months, however, the affirmative vote of the holders of a majority of the Fund's outstanding common stock will be sufficient to approve such actions.

The provisions of the Charter Documents described above could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating continuity of the Fund's management, objective and policies. The Board of the Fund has considered the forgoing provisions and concluded that they are in the best interests of the Fund and its stockholders.

             DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

Dividends and Distributions. The Fund currently intends to distribute to stockholders, at least annually at such time so as to avoid imposition of excise taxes, substantially all of its investment company taxable income (i.e. net investment income and any net short-term capital gains less expenses). Net investment income for this purpose is income other than realized net capital gain (i.e. the extent of net long-term capital gains over net short-term capital losses).

The Fund's current policy is to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal tax provision is required.

Dividend Reinvestment Plan. Registered stockholders of shares of Common Stock of the Fund will automatically be enrolled ("Participants") in the Fund's Dividend Reinvestment Plan (the "Plan"). The terms and conditions of the Plan are as follows:

1. State Street Bank and Trust (the "Agent") will act as agent for each Participant. The Agent will open an account for each registered stockholder as a Participant under the Plan in the same name in which such Participant's shares of Common Stock are registered.

2. CASH OPTION. Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions ("Distributions") will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3. MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the NAV per share of Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock ("Additional Common Stock") from the Fund for each Participant's account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the NAV per share of Common Stock on the payment date, or (ii) 95% of the market price per share of Common Stock on the payment date.

4. MARKET DISCOUNT PURCHASES. If the NAV per share of Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant's Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the NAV of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the NAV of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the NAV per share of Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant's uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants' funds to be used for open-market purchases of the Fund's shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent's market purchases or temporarily cease making market purchases for Participants.

5. The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the "Exchange"), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The NAV per share of Common Stock on, a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6. Whenever the Agent receives or purchases shares or fractional interests for a Participant's account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant's agent and may hold them in the Agent's name or the name of the Agent's nominee. The Agent will not send a Participant stock certificates for shares unless a Participants so requests in writing or unless a Participant's account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

7. There is presently no service charge for the Agent serving as Participants' agent and maintaining Participants' accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants' agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent's willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8. The Agent may hold each Participant's Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent's name or that of the Agent's nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant's request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

      If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund's records, all of such Participant's shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9. The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

10. Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Mail Code: OPS22, Boston, MA 02117, or by calling the Agent at (617) 937-6870. Such termination will be effective with respect to a particular Distribution if the Participant's notice is received by the Agent prior to such Distribution Record Date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

                                    TAXATION

The following summary reflects the existing provisions of the Internal Revenue Code (the "Code") and other relevant federal income tax authorities as of the date of this prospectus and is subject to any subsequent changes therein. The federal income tax consequences described below are merely statements of general tax principles. The discussion does not deal with the federal income tax consequences applicable to all categories of investors, some of whom may be subject to special rules.

IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH STOCKHOLDER IS ADVISED TO CONSULT THE STOCKHOLDER'S OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A STOCKHOLDER OF THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES THEREIN.

Federal Taxation of the Fund and its Distributions

The Fund has elected to be treated and intends to qualify annually as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (A) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; (B) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and investments in other securities which, with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its total assets is invested in (a) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies); (b) two or more controlled issuers in the same or similar trade or business or (c) certain publicly traded partnerships; and (C) distribute at least 90% of its investment company taxable income (which includes, among other items for this purpose, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to Stockholders. The Fund currently intends to distribute to its Stockholders, at least annually, substantially all of its investment company taxable income, as computed for U.S. federal income tax purposes. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained. See "Dividend and Distributions" above.

Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% federal excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar-year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To prevent application of the non-deductible excise tax, the Fund currently intends to make its distributions in accordance with the calendar-year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gains for investment.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year to Stockholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its Stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction in the case of corporate stockholders and eligible for treatment as qualified dividend income in the case of individual stockholders) which are taxable to Stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the Stockholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it will be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company and may in certain circumstances be required to pay tax on unrealized gains.

If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Limits on the Fund's payment of dividends may prevent the Fund from distributing at least 90% of its net income and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company and/or may subject the Fund to the nondeductible 4% federal excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, certain foreign currency contracts, options on most stock indices and any listed non-equity options, are subject to special tax rules. Any such section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions are held as capital assets and are not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund monitors its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions may reduce or eliminate such taxes. If the Fund invests more than 50% of its total assets in non-U.S. securities as of year-end, the Fund may elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its shareholders instead of on its own tax return. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

The Fund may invest in securities of non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for U.S. federal income tax purposes. A passive foreign investment company is, very generally, a non-U.S. corporation if (i) 75% or more of the gross income of such corporation for the taxable year is passive income (ii) the average percentage of assets held by such corporation during the taxable year that produce passive income or that are held for the production of passive income at least 50%. For U.S. federal income tax purposes, the Fund's investment in a passive foreign investment company may, among other things, cause the Fund to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains. The Fund will monitor any investments in passive foreign investment companies in order to comply with the U.S. federal income tax rules applicable to regulated investment companies.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Dividends paid out of the Fund's investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. Stockholder as ordinary income. Distributions of net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, regardless of how long the Stockholder has held the Fund's Shares.

Ordinarily, dividends paid by the Fund will not qualify for the deduction for dividends received by corporations because the Fund's income will not consist of dividends paid by U.S. corporations. A portion of the Fund's dividends may qualify for the 15% rate on "qualified dividend income" applicable to individual shareholders to the extent that the Fund's income is derived from qualified dividends and to the extent that both the Fund and the individual Stockholder satisfy, among other requirements, a more than 60 day holding period requirement. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified dividend income. These special rates that apply to ordinary income dividends paid to individuals are set to expire for taxable years beginning in 2011.

The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to a tax of 35% of such amount. If the Fund retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed long-term capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares for the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

Investment company taxable income will be increased or decreased by the amount of foreign currency gains or losses realized by the Fund in connection with the disposition of foreign currency-denominated debt securities as well as changes in foreign exchange rates between the time the Fund accrues a receivable (typically, dividends, interest and payments for securities sold) or payable (typically, expenses and payments for securities purchased) and the time such receivable or payable is satisfied. The Fund cannot predict the impact of such transactions on company taxable investment income.

See "The Offering - Federal Income Tax Consequences Associated With the Offer" above for a discussion regarding certain United States Federal income tax consequences of the Offer generally applicable to citizens or residents of the United States and U.S. trusts, estates, corporations and any other person who is generally subject to U.S. Federal income tax ("U.S. Stockholders").

Sales of Shares

Upon the sale or other disposition of Shares of the Fund, a Stockholder generally will realize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or other dispositions and the Stockholder's adjusted tax basis in the Shares. Such gain or loss will be a capital gain or loss if the Shares are capital assets in the Stockholder's hands and generally will be long-term or short-term depending upon the Stockholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including replacement through the Dividend Reinvestment Plan) within a period of 61 days, beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Stockholder on a disposition of Fund Shares held by the Stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having received by the Stockholder with respect to such shares.

Backup Withholding

The Fund may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to Stockholders who fail to provide the Fund with their certified U.S. taxpayer identification number (or certificate regarding foreign status) or to Stockholders otherwise subject to U.S. backup withholding. Similarly, proceeds from the sale or other disposition of Shares of the Fund in the United States may be subject to backup withholding if the Stockholder fails to provide a certified U.S. taxpayer identification number (or certificate regarding foreign status) and make other certifications in connection with the transaction, or if the Stockholder is otherwise subject to U.S. backup withholding. Corporate Stockholders and other Stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the Stockholder's U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

Other Tax Considerations

Distributions from the Fund and sales or other dispositions of Shares of the Fund may be subject to additional state, local and foreign taxes depending on each Stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                        DETERMINATION OF NET ASSET VALUE

The Fund's NAV per share will be calculated by the Adviser (i) no less frequently than monthly, (ii) on the last business day of each month and (iii) at any other times determined by the Board. NAV per share is calculated by dividing the value of the Fund's net assets (the value of its assets less its liabilities) by the total number of shares of Common Stock outstanding.

An unaudited NAV per share is posted daily on the Fund's website at www.herzfeld.com.

In calculating the NAV per share at any time:

      (i) the value of any cash on hand or on deposit, bills and demand notes and accounts receivable, prepaid expenses, cash dividends and interest declared or accrued and not yet received, will be its face amount, unless the Adviser has determined that its value is less, in which case its value will be deemed to be such amount as the Adviser determines to be reasonable;

      (ii) the value of any security which is traded on a stock exchange (except as specified in (iii) below) will be determined by taking the latest available sales price on the primary exchange on which the security is traded or, if no such price is available, by taking the last quoted bid price;

      (iii) the value of any security traded in the unregulated market will be determined, by taking the last quoted bid price;

      (iv) investments (if any) in securities of the U.S. government, its agencies and instrumentalities having a maturity of 60 days or less are valued at amortized cost;

      (v) the value of a forward contract is calculated by reference to the price quoted at the date of valuation of the contract by the customary banking sources of the Fund;

      (vi) the value of commodity futures or option contracts entered into by the Fund are the margin deposit plus or minus the difference between the value of the contract on the date NAV is calculated and the value on the date the contract originated, value being that established on a recognized commodity or options exchange, or by reference to other customary sources, with a gain or loss being recognized;

      (vii) the value of any security or property for which no price quotation is available as provided above is the fair value determined in such manner as the Board, acting in good faith, deems appropriate, although the actual calculation may be done by others; and

      (viii) the liabilities of the Fund are deemed to include, without limitation, all bills and accounts payable, all other contractual obligations for the payment of money, including the amount of distributions declared and unpaid, all accrued and unpaid management fees, advisory fees and other expenses, all reserves for taxes or contingencies and all other liabilities of the Fund determined in accordance with generally accepted accounting principles.

In valuing securities or property for which no price quotation is available, the Board considers various factors, including the fundamental analytical data relating to the investment, the nature and duration of any restriction on disposition of the investment, and the forces that influence the market in which such investment is purchased and sold.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into dollars at a quoted exchange rate or at such other appropriate rate as may be determined by the Adviser.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND REGISTRAR

State Street Bank and Trust Company acts as custodian for the Fund's assets. The principal address of the Custodian is 200 Clarendon Street, P.O. Box 9130, Mail Code DPG-112, Boston, Massachusetts 02117. The Custodian employs sub-custodians in each of the jurisdictions in which the Fund invests. The custodian's services include, in addition to the custody of all cash and securities owned by the Fund, the maintenance of a custody account in the custodian's Fund department, the segregation of all certificated securities owned by the Fund, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody account of the Fund, releasing and delivering securities from the custody account of the Fund, maintain records with respect to such custody account, delivering to the Fund a daily and monthly statement with respect to such custody account, and causing proxies to be executed. The custodian's fee is paid by the Fund.

State Street Bank and Trust Company also serves as the Fund's transfer agent, dividend/distribution disbursing agent, dividend reinvestment plan agent and as registrar for the Fund's common stock.

                                 LEGAL MATTERS

Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103 serves as counsel to the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered accounting firm of the Fund is [_______] located at 500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA 94596.

                              FINANCIAL STATEMENTS

The financial statements of the Fund as of June 30, 2007 (which have been incorporated into this Prospectus and the registration statement, of which this Prospectus forms a part, by reference to the Fund's 2007 Annual Report to Stockholders), and the financial highlights for each of the five years in the period ended June 30, 2007, included in this Prospectus, have been so incorporated and included in reliance on the reports of [____], independent accountants, for the one year periods ended June 30, 2007 and 2006, and of [FORMER AUDITOR], independent accountants for the one year periods ended June 30, 2005, 2004, and 2003, given on the authority of said firms as experts in auditing and accounting. The address of [FORMER AUDITOR] is 2699 S. Bayshore Drive, Miami, FL 33133.

                               FURTHER INFORMATION

Further information concerning these securities and the Fund may be found in the Registration Statement on file with the Commission, of which this Prospectus and the SAI incorporated by reference herein constitute a part. Financial statements of the Fund for the fiscal year ended June 30, 2007 are included in the Fund's annual reports to stockholders for such years, copies of which are on file with and may be inspected at the Commission as indicated below.

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the 1940 Act, and in accordance therewith, is required to file periodic reports, proxy statements and other information with the Commission relating to its business, financial condition and other matters. Such information is available for inspection at the public reference facilities of the Commission at Room 1024, 100 F Street, NE, Washington, DC 20549. Copies of such information are obtainable by mail, upon payment of the Commission's customary charges, by writing to the Commission's principal office at 100 F Street, NE, Washington, DC 20549 at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains periodic reports, proxy statements and other information regarding registrants that file documents electronically with the Commission. Such reports and other information concerning the Fund may also be inspected at the offices of the NASDAQ Capital Market.

                                   APPENDIX A

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.

                       Proxy Voting Policy and Procedures

      The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

      It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.(1) The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

      The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

      The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

      The following are the procedures adopted by the Board for the administration of this policy:

      A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

      B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

      The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

----------
      (1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

      (2) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

Annual Filing

      The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

      The Fund shall include in its annual report to stockholders:

      A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities(3); and

      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(4)

      The Fund shall also include in its annual and semi-annual reports to stockholders:

      A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

      At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

----------
      (3) This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.

      (4) Id.

      (5) This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.

      (6) Id..

                                   APPENDIX B

                        THOMAS J. HERZFELD ADVISORS, INC.

                                  PROXY VOTING

                             POLICIES AND PROCEDURES

II. POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc., an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Selected clients, including the Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves..

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

III. PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

IV. PROCEDURES

Cecilia Gondor, Executive Vice President of the Adviser, is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below) (the "Guidelines"), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines.

Cecilia Gondor is also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

      A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

            1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

      B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

            1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

            2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

            3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

            4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

            5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

V. RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(7); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information;
(v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

VI. GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

----------
      (7) Because the Adviser primarily invests its clients' assets in securities of foreign issuers, the Adviser generally has not been receiving proxy statements from such issuers because the laws of the countries in which these issuers are domiciled respecting delivery of proxy statements to shareholders are different than those of the U.S.

--------------------------------------------------------------------------------------------------
(1)   Issues regarding the issuer's Board entrenchment and anti-takeover           Oppose
      measures such as the following:

      b. Proposals to limit the ability of shareholders to call special meetings;

      c.    Proposals to require super majority votes;

      d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

      e.    Proposals regarding "poison pill" provisions; and

      f.    Permitting "green mail".

--------------------------------------------------------------------------------------------------
(1)   Providing cumulative voting rights.                                          Oppose

--------------------------------------------------------------------------------------------------
(2)   "Social issues," unless specific client guidelines supersede, e.g.,          Oppose
      restrictions regarding South Africa.

--------------------------------------------------------------------------------------------------
(3)   Election of directors recommended by management, except if there is a        Approve
      proxy fight.

--------------------------------------------------------------------------------------------------
(4)   Election of auditors recommended by management, unless seeking to replace    Approve
      if there exists a dispute over policies.

--------------------------------------------------------------------------------------------------
(5)   Date and place of annual meeting.                                            Approve

--------------------------------------------------------------------------------------------------
(6)   Limitation on charitable contributions or fees paid to lawyers.              Approve

--------------------------------------------------------------------------------------------------
(7)   Ratification of directors' actions on routine matters since previous         Approve
      annual meeting.

--------------------------------------------------------------------------------------------------
(8)   Confidential voting                                                          Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

--------------------------------------------------------------------------------------------------
(9)   Limiting directors' liability                                                Approve

--------------------------------------------------------------------------------------------------
(10)  Eliminate preemptive right                                                   Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
(11)  Employee Stock Purchase Plan                                                 Approve

--------------------------------------------------------------------------------------------------
(12)  Establish 401(k) Plan                                                        Approve

--------------------------------------------------------------------------------------------------
(13)  Rotate annual meeting location/date                                          Approve

--------------------------------------------------------------------------------------------------
(14)  Establish a staggered Board                                                  Approve

--------------------------------------------------------------------------------------------------
(15)  Eliminate director mandatory retirement policy                               Case-by-Case

--------------------------------------------------------------------------------------------------
(16)  Option and stock grants to management and directors                          Case-by-Case

--------------------------------------------------------------------------------------------------
(17)  Allowing indemnification of directors and/or officers after reviewing the    Case-by-Case
      applicable laws and extent of protection requested.

--------------------------------------------------------------------------------------------------

                           PART C - OTHER INFORMATION

ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

(1)   Financial Statements:

      (a) Schedule of Investments as of June 30, 2007 to be filed by amendment.

      (b) Statement of Assets and Liabilities as of June 30, 2007 to be filed by amendment.

      (c) Statement of Operations Year Ended June 30, 2007 to be filed by amendment.

      (d) Statements of Changes in Net Assets for the Years Ended June 30, 2007 and 2006 to be filed by amendment.

      (e) Financial Highlights Years Ended June 30, 2003 through 2007 to be filed by amendment.

      (f)   Notes to Financial Statements to be filed by amendment.

      (g) Report of Independent Registered Public Accounting Firm to be filed by amendment.

(2)   Exhibits

      (a)   (1)   Articles of Incorporation filed with the State of Maryland dated March 10, 1992.

            (2) Articles of Amendment to Articles of Incorporation as filed with the State of Maryland on July 23, 1993.

      (b)         By Laws.

      (c)         Not applicable.

      (d)   (1)   Form of Specimen Certificate of Common Stock.

            (2) Articles Sixth, Eighth, Ninth and Tenth of the Registrant's Articles of Incorporation filed hereto as exhibit (a)(1).

            (3) Articles II and III of the Registrant's By Laws filed hereto as exhibit (a)(3).

      (e)         Dividend Reinvestment Plan is incorporated by reference to
                  Exhibit 99.2 to Form 8-K/A filed with the Securities and Exchange Commission ("SEC") on November 22, 2006 (File No. 811-06445).

      (f)         Not applicable.

      (g) Investment Advisory Agreement between HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc. and the Registrant dated September 10, 1993.

      (h)         Not applicable.

      (i)         Not applicable.

      (j) Custodian Agreement between Investors Bank & Trust Company and the Registrant dated March 28, 2003.

      (k) Subscription Agent Agreement between Colbent Corporation and the Registrant.

      (l) Opinion and Consent of Pepper Hamilton LLP to be filed by amendment.

      (m)         Not applicable.

      (n) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

      (o)         Not applicable.

      (p)         Not applicable.

      (r) Joint Code of Ethics of the Registrant and Thomas J. Herzfeld Advisors, Inc.

ITEM 26. MARKETING ARRANGEMENTS

None.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the Offer described in this Registration Statement.

                                                                       Estimated
      Description of Expense                                           Expense*
      ----------------------                                           --------
      Securities and Exchange Commission registration fees...............$[____]
      NASDAQ listing fees for additional shares..........................$[____]
      Printing (other than stock certificates) ..........................$[____]
      Engraving and printing of stock certificates.......................$[____]
      Accounting fees and expenses.......................................$[____]
      Legal fees and expenses............................................$[____]
      Subscription agent's fees and expenses.............................$[____]
      Miscellaneous......................................................$[____]
           Total.........................................................$[____]

      *    To be provided by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

                                                            Number Of
                                                          Record Holders
                                                              As Of
                      Title Of Class                      June 30, 2007*
        -------------------------------------------    ---------------------
        Common Stock, $0.001 par value                        [____]

        *   To be provided by amendment.

ITEM 30. INDEMNIFICATION

The General Corporation Law of the State of Maryland, Article VII Registrant's By-laws filed as exhibit (b) hereto, and Section 5 of the Investment Advisory Agreement filed as exhibit (g) hereto provide for indemnification. The Registrant has purchased insurance insuring its directors and officers against certain liabilities incurred in their capacities as such, and insuring the Registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of its investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those entities or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed on February 12, 2007 with the Securities and Exchange Commission by Thomas J. Herzfeld Advisors, Inc. (File No. 801-20866) pursuant to the Investment Advisers Act of 1940, as amended.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All such books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the following locations:

      Thomas J. Herzfeld Advisors, Inc., P.O. Box 161465, Miami, FL 33116; and

      State Street Bank and Trust Company, P.O. Box 642, Mail Code OPS22, Boston, MA 02116.

ITEM 33  MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of this Registration Statement; or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2)   Not applicable.

(3)   Not applicable.

(4)   Not applicable.

(5) Registrant undertakes that: (a) for purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and (b) that for the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)   Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Miami, and state of Florida, on the 23rd day of July 2007.

                                             HERZFELD CARIBBEAN BASIN FUND, INC.

                                         By: /s/ Thomas J. Herzfeld
                                             -----------------------------------
                                             Thomas J. Herzfeld
                                             President and Chairman of the
                                             Board of Directors

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

      Name                                 Title                     Date

/s/Ann S. Lieff                           Director               July 23, 2007
-----------------------
Ann S. Lieff


/s/Michael A. Rubin                       Director               July 23, 2007
-----------------------
Michael A. Rubin

                                   Director and President
/s/Thomas J. Herzfeld          (Principal Executive Officer)     July 23, 2007
-----------------------
Thomas J. Herzfeld

                                  Secretary and Treasurer
/s/Cecilia Gondor              (Principal Financial Officer)     July 23, 2007
-----------------------
Cecilia Gondor

                                  EXHIBIT INDEX

Exhibit No.          Description of Exhibit
-----------          ----------------------

(a)(1)               Articles of Incorporation

(a)(2)               Articles of Amendment to Articles of Incorporation

(b)                  By Laws

(d)                  Form of Specimen Certificate of Common Stock

(g)                  Investment Advisory Agreement

(j)                  Custodian Agreement

(k)                  Subscription Agent Agreement

(r)                  Joint Code of Ethics of Registrant and Adviser